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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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FIRST BUSEY CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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FIRST BUSEY CORPORATION

April 17, 2015

Dear Stockholders:

        We cordially invite you to attend the 2015 Annual Meeting of Stockholders of First Busey Corporation. The annual meeting will be held at 7:30 a.m., central time, on May 20, 2015, at the Champaign Country Club, 1211 South Prospect Avenue, Champaign, Illinois 61821.

        The formal items of business to be considered at the meeting include: (i) the election of twelve directors for one-year terms expiring in 2016; (ii) the approval of a resolution to authorize the Board of Directors to implement a reverse stock split of our common stock at a ratio of 1-for-3 at any time prior to December 31, 2015; (iii) the approval, in a nonbinding, advisory vote, of the compensation of our named executive officers, or a "say-on-pay" proposal; and (iv) the approval of the material plan terms of the First Busey Corporation 2010 Equity Incentive Plan, for purposes of complying with the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended.

        We have enclosed a copy of our Annual Report on Form 10-K for the year ended December 31, 2014, for your review. At the meeting, we will review our performance in 2014 and update you on our strategic plan as we move forward.

        We hope that you will be able to attend the annual meeting. Whether or not you plan to attend, please review the attached proxy statement and return the enclosed proxy card or vote by telephone or internet by following the preprinted instructions set forth on the enclosed proxy card.

        We look forward to seeing you at the meeting.

Sincerely yours,

Gregory B. Lykins Chairman of the Board	Van A. Dukeman President and Chief Executive Officer

FIRST BUSEY CORPORATION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 20, 2015

To the Stockholders of
First Busey Corporation:

        The 2015 Annual Meeting of Stockholders of First Busey Corporation, a Nevada corporation, will be held at 7:30 a.m., central time, on May 20, 2015, at the Champaign Country Club, 1211 South Prospect Avenue, Champaign, Illinois 61821. The 2015 Annual Meeting is being held for the following purposes:

  1.
  to elect twelve directors to hold office until the 2016 Annual Meeting of Stockholders or until their successors are elected and have qualified;

  2.
  to approve a resolution to authorize the Board of Directors to implement a reverse stock split of our common stock at a ratio of 1-for-3 at any time prior to December 31, 2015;

  3.
  to approve, in a nonbinding, advisory vote, the compensation of our named executive officers, as described in the accompanying proxy statement, which is referred to as a "say-on-pay" proposal;

  4.
  to approve the material plan terms of the First Busey Corporation 2010 Equity Incentive Plan, for purposes of complying with the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended; and

  5.
  to transact such other business as may properly be brought before the meeting and any postponements or adjournments of the meeting.

        Only stockholders of record at the close of business on March 26, 2015, are entitled to notice of, and to vote at, the 2015 Annual Meeting or any postponement or adjournment thereof. Even if you plan to attend the 2015 Annual Meeting in person, please sign, date and return your proxy.

By Order of the Board of Directors

Gregory B. Lykins Chairman of the Board	Van A. Dukeman President and Chief Executive Officer

Champaign, Illinois
April 17, 2015

FIRST BUSEY CORPORATION

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
MAY 20, 2015

        This proxy statement is furnished in connection with the solicitation of proxies by the board of directors of First Busey Corporation for use at the 2015 Annual Meeting of Stockholders to be held at 7:30 a.m., central time, on May 20, 2015, at the Champaign Country Club, 1211 South Prospect Avenue, Champaign, Illinois 61821. The board has fixed the close of business on March 26, 2015, as the record date for determining the stockholders entitled to notice of, and to vote at, the 2015 Annual Meeting. On the record date, First Busey Corporation had 86,869,771 shares of common stock, par value $0.001 per share, outstanding and entitled to vote.

        First Busey Corporation's Annual Report on Form 10-K, which includes audited financial statements for the year ended December 31, 2014, accompanies this proxy statement. This proxy statement and the accompanying proxy are first being sent to stockholders on or about April 17, 2015.

QUESTIONS AND ANSWERS

        The following information regarding the meeting and the voting process is presented in a question and answer format. As used in this proxy statement, the terms "First Busey," "we," "our," and "us" all refer to First Busey Corporation and its subsidiaries. The terms "Busey Bank" and "the Bank" refer to First Busey's wholly-owned banking subsidiary, Busey Bank, Champaign, Illinois.

Why am I receiving this proxy statement and accompanying proxy card?

        You are receiving a proxy statement and proxy card from us because on March 26, 2015, you owned shares of First Busey common stock. This proxy statement describes the matters that will be presented for consideration by the stockholders at the 2015 Annual Meeting. It also gives you information concerning the matters to assist you in making an informed decision.

        When you sign the enclosed proxy card, you appoint the proxy holder as your representative at the meeting. The proxy holder will vote your shares as you have instructed in the proxy card, thereby ensuring that your shares will be voted whether or not you attend the meeting. Even if you plan to attend the meeting, you should complete, sign and return your proxy card in advance of the meeting just in case your plans change.

        If you have signed and returned the proxy card and an issue comes up for a vote at the meeting that is not identified on the form, the proxy holder will vote your shares, pursuant to your proxy, in accordance with his or her judgment.

What matters will be voted on at the meeting?

        You are being asked to vote on: (i) the election of twelve directors of First Busey for a term of one year expiring in 2016; (ii) the approval of a resolution to authorize the Board of Directors to implement a reverse stock split of our common stock at a ratio of 1-for-3 at any time prior to December 31, 2015; (iii) a nonbinding, advisory proposal to approve the compensation of our named executive officers (the "NEOs"), which is referred to as the "say-on-pay" proposal; and (iv) the approval of the material plan terms of the First Busey Corporation 2010 Equity Incentive Plan, for purposes of complying with the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). These matters are more fully described in this proxy statement.

If I am the record holder of my shares, how do I vote?

        You may vote either by mail, by telephone, by internet or in person at the meeting. To vote by mail, complete and sign the enclosed proxy card and mail it pursuant to the instructions on the proxy card. If you mark your proxy card to indicate how you want your shares voted, your shares will be voted as you instruct.

        If you sign and return your proxy card but do not mark the form to provide voting instructions, the shares represented by your proxy card will be voted "FOR" all nominees for director named in this proxy statement and "FOR" each of the other proposals described in this proxy statement.

        If you want to vote in person, please come to the meeting. We will distribute written ballots to anyone who wants to vote at the meeting. Even if you plan to attend the meeting, you should complete, sign and return your proxy card in advance of the meeting just in case your plans change. Please note that if your shares are held in the name of your broker (or in what is usually referred to as "street name"), you will need to arrange to obtain a "legal proxy" from your broker in order to vote in person at the meeting.

Although you may vote by mail, we ask that you vote instead by internet or telephone, which saves us postage and processing costs.

        You may vote by telephone by calling the toll-free number specified on your proxy card or by accessing the internet website specified on your proxy card and by following the preprinted instructions on the proxy card. If you submit your vote by internet, you may incur costs, such as cable, telephone and internet access charges. Votes submitted by telephone or internet must be received by 11:59 p.m., eastern time, on May 19, 2015. The giving of a proxy by either of these means will not affect your right to vote in person if you decide to attend the meeting.

If I hold shares in the name of a broker or other fiduciary, who votes my shares?

        If you received this proxy statement from your broker or other fiduciary who may hold your shares, your broker or other fiduciary should have given you instructions for directing how they should vote your shares. It will then be their responsibility to vote your shares for you in the manner you direct. As discussed above, if you want to vote in person at the meeting, you will need to arrange to obtain a "legal proxy" from your broker or other fiduciary in order to vote in person at the meeting.

        Under the rules of various national and regional securities exchanges, brokers and other fiduciaries that hold securities on behalf of beneficial owners generally may vote on routine matters even if they have not received voting instructions from the beneficial owners for whom they hold securities, but are not permitted to vote on nonroutine matters unless they have received such voting instructions. Each of the matters to be acted on at the 2015 Annual Meeting is considered a nonroutine matter. Thus, if you do not provide instructions to your broker as to how it should vote the shares beneficially owned by you, your broker generally will not be permitted to vote the shares beneficially owned by you on any of these matters.

        We therefore encourage you to provide directions to your broker as to how you want your shares voted on all matters to be brought before the meeting. You should do this by carefully following the instructions your broker gives you concerning its procedures.

What does it mean if I receive more than one proxy card?

        It means that you have multiple holdings reflected in our stock transfer records and/or in accounts with stockbrokers. Please sign and return ALL proxy cards to ensure that all your shares are voted.

What if I change my mind after I return my proxy card?

        If you hold your shares in your own name, you may revoke your proxy and change your vote at any time before the polls close at the meeting. You may do this by:

  •
  signing another proxy with a later date and returning that proxy to:

    First Busey Corporation
    Attn: Mary E. Lakey
    100 W. University Avenue
    Champaign, Illinois 61820

  •
  sending written notice to us that you are revoking your proxy and returning that notice to the address immediately above;

  •
  timely submitting another proxy via telephone or the internet; or

  •
  voting in person at the meeting (attendance at the meeting will not in and of itself constitute the revocation of a proxy).

        If you hold your shares in the name of a broker or fiduciary and desire to revoke your proxy, you will need to contact your broker to revoke your proxy.

How many votes do we need to hold the 2015 Annual Meeting?

        A majority of the shares that are outstanding and entitled to vote as of the record date must be present in person or by proxy at the meeting in order to hold the meeting and conduct business. Shares are counted as present at the meeting if the stockholder either:

  •
  is present and votes in person at the meeting; or

  •
  has properly submitted a signed proxy card or other form of proxy.

        On March 26, 2015, the record date for the 2015 Annual Meeting, there were 86,869,771 shares of common stock issued and outstanding. Therefore, at least 43,434,886 shares need to be present at the 2015 Annual Meeting.

What happens if a nominee is unable to stand for re-election?

        The board may, by resolution, provide for a lesser number of directors or designate a substitute nominee. In the latter case, shares represented by proxies may be voted for a substitute nominee. You cannot vote for more than twelve nominees. The board has no reason to believe any nominee will be unable to stand for re-election.

What options do I have in voting on each of the proposals?

        In the election of directors you may vote "FOR" or "WITHHOLD AUTHORITY TO VOTE FOR" each nominee. You may vote "FOR," "AGAINST" or "ABSTAIN" on each of the other proposals described in this proxy statement and on any other proposal that may properly be brought before the meeting.

How many votes may I cast?

        Generally, you are entitled to cast one vote for each share of stock you owned on the record date. The proxy card included with this proxy statement indicates the number of shares owned by an account attributable to you.

How many votes are needed for each proposal?

        Directors will be elected by a plurality and the twelve individuals receiving the highest number of votes cast "FOR" their election will be elected as directors of First Busey. A "WITHHOLD AUTHORITY TO VOTE FOR" vote will have the same effect as a vote against the election of a particular director.

        The affirmative vote of a majority of the issued and outstanding shares of common stock will approve the reverse stock split proposal. Accordingly, so long as a quorum is present, abstentions and broker non-votes, if any, will have the same legal effect as a vote "AGAINST" the reverse stock split proposal.

        The affirmative vote of a majority of the shares having voting power and present at the meeting will approve each of the other proposals described in this proxy statement and any other matter that arises at the 2015 Annual Meeting. Accordingly, so long as a quorum is present, abstentions will have the same legal effect as a vote "AGAINST" these matters, while broker non-votes, if any, will have no effect.

        Please note, that because the say-on-pay vote is advisory, the outcome of such vote will not be binding on the board of directors or the Executive Management Compensation and Succession Committee.

Where do I find the voting results of the meeting?

        If available, we will announce voting results at the meeting. The voting results also will be disclosed in a Form 8-K that we will file within four business days after the meeting.

Who bears the cost of soliciting proxies?

        We will bear the cost of soliciting proxies. In addition to solicitations by mail, our officers, directors or employees may solicit proxies in person or by telephone. These persons will not receive any special or additional compensation for soliciting proxies. We may reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 20, 2015.

        Full copies of the proxy statement and other materials for the 2015 Annual Meeting are available on the Internet through our website at www.busey.com by clicking on "Investor Relations" or by going to http://ir.busey.com. Stockholders will receive a full set of these materials through the mail from us or their brokers.

        For directions to attend the 2015 Annual Meeting in person, please call our office at (217) 365-4556.

PROPOSAL 1:
ELECTION OF DIRECTORS

        On September 16, 2014, on the recommendation of the Nominating and Corporate Governance Committee, our board of directors increased the number of directors constituting the full board from eleven to twelve and appointed Jon D. Stewart as a director to fill the resultant vacancy, with such appointment effective immediately. As with each of the members of our board, Mr. Stewart's term will expire at the 2015 Annual Meeting. Accordingly, the Nominating and Corporate Governance Committee has nominated the twelve nominees named below for election as directors at the 2015 Annual Meeting for a term of one year or until their successors have been duly elected and are qualified.

        It is intended that the proxies received in response to this solicitation will be voted for the election of the twelve persons so nominated, unless otherwise specified. If, for any reason, any nominee becomes unavailable for election or declines to serve, persons named in the proxy may exercise discretionary authority to vote for a substitute proposed by the board. No circumstances are presently known which would render a nominee named herein unavailable.

        Set forth below under "Nominees" is certain biographical information concerning each nominee for director, including principal occupation and age as of March 26, 2015, the record date for the 2015 Annual Meeting. Unless otherwise noted, nominees for director have been employed in their principal occupation with the same organization for at least the last five years.

Required Stockholder Vote for Election of Directors

        The directors are elected by a plurality and the twelve individuals receiving the highest number of votes cast "FOR" their election will be elected as directors of First Busey.

Board Recommendation

        The board of directors recommends that you vote "FOR" each of the nominees listed below.

Nominees

Name (Age)	Director Since(1)	Positions with First Busey and Principal Occupation for the Past Five Years
Joseph M. Ambrose (57)	1993	Mr. Ambrose is President and Chief Executive Officer of Horizon Hobby, Inc., Champaign, Illinois, a national retailer of hobby supplies, and has been since July 2008. Mr. Ambrose has been affiliated with Horizon Hobby since November 2005, when he joined the company as Executive Vice President and Chief Operating Officer. Mr. Ambrose is considered "independent" under the rules of NASDAQ.
David J. Downey (73)	1992	Mr. Downey is President of The Downey Group, Inc., an estate planning, wealth transfer and executive compensation organization. Mr. Downey is considered "independent" under the rules of NASDAQ.
Van A. Dukeman (56)	1994
		Mr. Dukeman is President and Chief Executive Officer of First Busey, as well as the Chairman of Busey Bank. Mr. Dukeman also serves as a director of Busey Wealth Management, Inc. and FirsTech, Inc. Mr. Dukeman served as the President and Chief Executive Officer of Main Street Trust, Inc. prior to its merger in 2007 with First Busey.

Name (Age)	Director Since(1)	Positions with First Busey and Principal Occupation for the Past Five Years
Stephen V. King (52)	2013	Mr. King is a founding partner of Prairie Capital, L.P., a private equity firm. Mr. King also serves on the boards of directors of several of Prairie Capital's portfolio companies across a variety of industries. Mr. King is considered "independent" under the rules of NASDAQ.
E. Phillips Knox (68)	1980	Mr. Knox is an attorney with the law firm Tummelson Bryan & Knox, LLP, Urbana, Illinois.
V. B. Leister, Jr. (69)	1996	Mr. Leister is Chairman of Carter's Furniture Inc., Urbana, Illinois, a retail furniture company. Mr. Leister is considered "independent" under the rules of NASDAQ.
Gregory B. Lykins (67)	1994
		Mr. Lykins is Chairman of First Busey and a director of Busey Bank and Busey Wealth Management, Inc. Mr. Lykins served as the Chairman of Main Street Trust, Inc. prior to its merger in 2007 with First Busey.
August C. Meyer, Jr. (77)	1962	Mr. Meyer is Chairman of Midwest Television, Inc., a broadcasting company operating television and radio stations. Mr. Meyer is considered "independent" under the rules of NASDAQ.
George T. Shapland (84)	1994	Mr. Shapland is President of Shapland Management Co., a real estate management company. Mr. Shapland is considered "independent" under the rules of NASDAQ.
Thomas G. Sloan (66)	2010
		Mr. Sloan is Chief Executive Officer of Sloan Implement Company. Mr. Sloan served as a director of Busey Bank from 2007 until his appointment to the First Busey board in 2010. Prior to 2007, he served on the Main Street Trust, Inc. board and audit committee. Mr. Sloan is considered "independent" under the rules of NASDAQ.
Jon D. Stewart (59)	2014
		Mr. Stewart is Chief Executive Officer of Tri Star Marketing, Inc., a real estate investment company. Mr. Stewart has served as a director of Busey Bank since 2002. Mr. Stewart is considered "independent" under the rules of NASDAQ.
Phyllis M. Wise (70)	2014
		Dr. Wise has served as the Chancellor of the University of Illinois at its Urbana-Champaign campus and Vice President of the University of Illinois since 2011. Dr. Wise was the Interim President at the University of Washington from 2010 to 2011. Prior to 2010, she was the Provost and Executive Vice President at the University of Washington. Dr. Wise has also served on the board of directors of Nike, Inc., a shoe and apparel company, since 2009. Dr. Wise is considered "independent" under the rules of NASDAQ.

(1)
Indicates the year first elected to the board of directors of First Busey or Main Street Trust, Inc., or Main Street Trust's predecessor, BankIllinois Financial Corp.

        All directors will hold office for the terms indicated, or until their earlier death, resignation, removal or disqualification, and until their respective successors are duly elected and qualified. There are no arrangements or understandings between any of the nominees, directors or executive officers and any other person pursuant to which any of our nominees, directors or executive officers have been selected for their respective positions. No nominee, member of the board of directors or executive officer is related to any other nominee, member of the board of directors or executive officer. Finally, except for Dr. Wise, no nominee or director has been a director of another "public corporation" (i.e., subject to the reporting requirements of the Securities Exchange Act of 1934, or the "Exchange Act") or of any investment company within the past five years.

Director Qualifications

        We have established minimum criteria that we believe each director should possess to be an effective member of our board. Those criteria are discussed in more detail below in this proxy statement. The particular experience, qualifications, attributes or skills that led the board to conclude that each member is qualified to serve on the board and any committee he or she serves on is as follows:

        Joseph M. Ambrose.    We consider Mr. Ambrose to be a qualified candidate for service on the board and Executive Management Compensation and Succession Committee due to his business and financial expertise acquired as a senior executive officer of a prominent global business headquartered in the Champaign-Urbana community.

        David J. Downey.    We consider Mr. Downey to be a qualified candidate for service on the board, Executive Management Compensation and Succession Committee and Nominating and Corporate Governance Committee due to his business and financial expertise acquired as the founder and long-time president of a prominent business in the Champaign-Urbana community. Mr. Downey's firm provides estate planning, wealth transfer and executive compensation services, which gives him specialized knowledge particularly relevant to his service on the Executive Management Compensation and Succession Committee. His specialized knowledge also is particularly relevant to First Busey's wealth management business.

        Van A. Dukeman.    We consider Mr. Dukeman to be a qualified candidate for service on the board due to his skills and experience in the financial services industry and the intimate familiarity with First Busey's operations he has acquired as its President and Chief Executive Officer and as the President and Chief Executive Officer of Main Street Trust, Inc. and its predecessors prior to its merger with First Busey in 2007.

        Stephen V. King.    We consider Mr. King to be a qualified candidate for service on the board and Audit Committee due to his business and financial expertise acquired through his experience as a founding partner and managing member of a private equity firm, as well as due to his experience and knowledge gained as a member of the boards of directors of several of his firm's portfolio companies, which operate in a variety of industries. Additionally, the board has determined that Mr. King's level of education and experience qualifies him to serve as the "audit committee financial expert" on the Audit Committee, under the regulations of the Securities and Exchange Commission.

        E. Phillips Knox.    We consider Mr. Knox to be a qualified candidate for service on the board due to his skills and expertise in legal services specific to banking organizations and his intimate knowledge of the First Busey organization due to his long-time service as a member of the board.

        V. B. Leister, Jr.    We consider Mr. Leister to be a qualified candidate for service on the board, Audit Committee and Executive Management Compensation and Succession Committee due to his business and financial expertise acquired as a long-time senior executive officer of a successful small business in the Champaign-Urbana community.

        Gregory B. Lykins.    We consider Mr. Lykins to be a qualified candidate for service on the board due to his skills and experience in the financial services industry and the intimate familiarity with First Busey's operations he has acquired as its Vice Chairman and Chairman, and as the Chairman of Main Street Trust, Inc. and its predecessors prior to its merger with First Busey in 2007.

        August C. Meyer, Jr.    We consider Mr. Meyer to be a qualified candidate for service on the board and Executive Management Compensation and Succession Committee due to his extensive business and financial expertise acquired through a variety of successful business ventures, and because of his prominence in the Champaign-Urbana community. His business experience includes being an owner, director, President and now Chairman of Midwest Television, Inc., a successful owner of television and radio stations, and a founder and former partner of Meyer Capel, one of the largest law firms in downstate Illinois. Most recently, Mr. Meyer co-founded Armory Capital LLC, a private investment company that owns and provides management services to multiple other business enterprises. He is also an owner of farmland and other real estate investments and a founder and director of the Meyer Charitable Foundation. Mr. Meyer has been a major stockholder of First Busey and, prior to the merger of First Busey and Main Street Trust, Inc. in 2007, of Main Street Trust, Inc. and its predecessors since the 1960s.

        George T. Shapland.    We consider Mr. Shapland to be a qualified candidate for service on the board, Nominating and Corporate Governance Committee and Audit Committee due to his extensive business and financial expertise acquired through founding and operating a successful commercial real estate business headquartered in the Champaign-Urbana community and through other successful business ventures.

        Thomas G. Sloan.    We consider Mr. Sloan to be a qualified candidate for service on the board, Audit Committee and Nominating and Corporate Governance Committee due to his skills and expertise acquired as the Chief Executive Officer of a successful midwest business headquartered in Assumption, Illinois, as well as his intimate familiarity with First Busey's operations acquired as a director of Busey Bank and First Busey since 2007 and 2010, respectively, and of Main Street Trust Inc. prior to its merger with First Busey in 2007.

        Jon D. Stewart.    We consider Mr. Stewart to be a qualified candidate for service on the board due to his strategic insight, business expertise and success in managing multi-channel operations in market geographies similar to First Busey.

        Phyllis M. Wise.    We consider Dr. Wise to be a qualified candidate for service on the board due to her experience leading a globally-recognized academic institution, as well as her prominence in the Champaign-Urbana community.

CORPORATE GOVERNANCE AND BOARD OF DIRECTORS MATTERS

General

        Generally, the board oversees our business and monitors the performance of our management. In accordance with our corporate governance procedures, the board does not involve itself in the day-to-day operations of First Busey, which is monitored by our executive officers and management. Our directors fulfill their duties and responsibilities by attending regular meetings of the full board, which are generally held every two months, special meetings held from time to time and through committee membership, which is discussed below. Our directors also discuss business and other matters with our key executives and our principal external advisers, such as our legal counsel, auditors and other consultants.

        A majority of our directors are "independent," as defined by The NASDAQ Stock Market LLC, and the board has determined that the independent directors do not have other relationships with us that prevent them from making objective, independent decisions. Generally, the board undertakes an annual review of director independence. This process consists of an oral question and answer session at a board meeting at which all directors hear the responses of each director and have an opportunity to evaluate the facts presented. This independence review is further supplemented by an annual questionnaire that directors are required to complete that contains a number of questions related to, among other things, independence and related-party transactions.

        In considering Mr. Downey's independence, our board of directors took into consideration his role as President of The Downey Group, Inc., which in 2014 received life insurance commissions of $12,077 relating to insurance purchased by Busey Bank. The board of directors ultimately determined that Mr. Downey was "independent" as defined by The NASDAQ Stock Market LLC, because such payments did not interfere with Mr. Downey's exercise of independent judgment in carrying out his responsibilities as a director. In considering Mr. Knox's independence, however, the board determined that Mr. Knox is not "independent" because of the amount of legal services that Mr. Knox's law firm provides for First Busey and related entities. Additionally, because of their current or past positions as executive officers of First Busey, Messrs. Dukeman and Lykins are not considered "independent."

        Our board of directors held six meetings during 2014. All of the directors attended at least 75% of the board meetings and meetings of committees of which they were members. Our independent directors met three times in executive session during 2014, and we expect that they will meet at least two times in executive session during 2015. We require all our directors to attend the annual meeting. Last year all of our directors then serving attended our annual meeting, and we expect all of our directors will attend the 2015 Annual Meeting as well.

        The board of directors has established an Executive Management Compensation and Succession Committee, a Nominating and Corporate Governance Committee and an Audit Committee, each of which is made up solely of independent directors.

        Any stockholder who wishes to contact the full board may do so by contacting the board: (i) in writing, in care of First Busey Corporation, 100 W. University Avenue, Champaign, Illinois 61820; or (ii) electronically, through the hyperlink available at our website at www.busey.com. Communications to the full board should be directed to Mary E. Lakey, Corporate Secretary, who will then forward all appropriate comments and communications to the board, while communications to the independent directors should be directed to Mr. Downey.

Executive Management Compensation and Succession Committee

        The Executive Management Compensation and Succession Committee met ten times in 2014. In 2014, the Executive Management Compensation and Succession Committee was comprised of Joseph M. Ambrose (Chairman), David J. Downey, V.B. Leister, Jr. and August C. Meyer, Jr., each of whom is an "independent" director as defined by NASDAQ listing requirements, an "outside" director pursuant to Section 162(m) of the Internal Revenue Code and a "non-employee" director under Section 16 of the Exchange Act. We expect that each current member of the Executive Management Compensation and Succession Committee will serve throughout 2015. The Executive Management and Succession Committee charter is available at our website at www.busey.com under "Investor Relations."

        The responsibilities of the Executive Management and Succession Committee include the approval, and recommendation to the full board in certain circumstances, of the compensation of our Chief Executive Officer and other senior executive officers. The Executive Management Compensation and Succession Committee also reviews and analyzes existing and potential management succession issues.

Nominating and Corporate Governance Committee

        The Nominating and Corporate Governance Committee met two times in 2014. In 2014, the Nominating and Corporate Governance Committee was comprised of David J. Downey (Chairman), Thomas G. Sloan, and George T. Shapland, each of whom is considered "independent" according to NASDAQ listing requirements. We expect that each current member of the Nominating and Corporate Governance Committee will serve throughout 2015. Responsibilities of the Nominating and Corporate Governance Committee include the nomination of individuals as members of the board, including the review of qualifications of directors to stand for re-election and the implementation and maintenance of our corporate governance procedures. The Nominating and Corporate Governance Committee charter is available at our website at www.busey.com under "Investor Relations."

        The Nominating and Corporate Governance Committee reviews qualified candidates for directors and focuses on those who present varied, complementary backgrounds that emphasize both business experience and community standing. While we do not have a separate diversity policy, the committee does consider the diversity of our directors and nominees in terms of knowledge, experience, skills, expertise, and other demographics which may contribute to the board. The Nominating and Corporate Governance Committee also believes that directors should possess the highest personal and professional ethics.

        The Nominating and Corporate Governance Committee has established the following minimum criteria, which it considers necessary for service on the board:

  •
  possession of the highest personal and professional ethics, integrity and values;

  •
  effective leadership and sound judgment in the nominee's professional life;

  •
  exemplary management and communication skills;

  •
  active leadership in the nominee's profession, business or organization;

  •
  knowledge of business, economic and community issues;

  •
  a lack of conflicts of interest that would prevent the nominee from serving on the board; and

  •
  for non-employee nominees, independence from management such that a majority of the board will be made up of directors who meet the definition of an "independent director" as set forth by NASDAQ.

        The Nominating and Corporate Governance Committee reviews the qualifications of each potential candidate for director and identifies nominees by consensus.

        The Nominating and Corporate Governance Committee evaluates all candidates in the same way, reviewing the aforementioned factors, among others, regardless of the source of such candidate, including stockholder recommendation. Because of this, there is no separate policy with regard to consideration of candidates recommended by stockholders. The Nominating and Corporate Governance Committee did not receive any stockholder recommendations for director nominees for 2015. No third party was retained, in any capacity, to provide assistance in either identifying or evaluating potential director nominees for 2015.

Audit Committee

        The Audit Committee of the board met five times in 2014. In 2014, the Audit Committee was comprised of V.B. Leister, Jr. (Chairman), Stephen V. King, George T. Shapland and Thomas G. Sloan. We expect that each current member of the Audit Committee will serve throughout 2015. Each of the current committee members is considered "independent" according to NASDAQ listing requirements and Rule 10A-3 of the Exchange Act, as required for audit committee membership. Effective July 2013, the board of directors has determined that Mr. King qualifies as an "audit committee financial expert" under the regulations of the Securities and Exchange Commission based on his level of education and experience, as described previously in this proxy statement.

        The responsibilities and functions of the Audit Committee and its activities during 2014 are described in detail under the heading "Report of the Audit Committee" in this proxy statement. The Audit Committee charter is available at our website at www.busey.com under "Investor Relations."

        The Audit Committee has adopted procedures for the treatment of complaints or concerns regarding accounting, internal accounting controls or auditing matters. In addition, the Audit Committee reviews and approves all related-party transactions, except for those lending relationships and transactions that are approved by the Bank's procedures. The Audit Committee has also implemented pre-approval policies and procedures for all audit and non-audit services. Generally, the Audit Committee requires pre-approval of any services to be provided by our auditors and tax accountants, McGladrey LLP, to First Busey or any of our affiliates. Additionally, the Audit Committee also pre-approves other services provided by third parties related to compliance with the Sarbanes-Oxley Act of 2002 ("Sarbanes-Oxley") and tax and accounting matters. The pre-approval procedures also allow Mr. Leister, the committee's Chairman, to individually pre-approve services in the event that a meeting cannot be held prior to the necessary action.

Director Nominations and Qualifications

        In order for a stockholder nominee to be considered by the Nominating and Corporate Governance Committee to be its nominee and included in our proxy statement for the 2016 Annual Meeting, the nominating stockholder must file a written notice of the proposed director nomination with our Corporate Secretary, at 100 W. University Avenue, Champaign, Illinois 61820, no later than December 17, 2015. Nominations must include the full name and address of the proposed nominee and a brief description of the proposed nominee's business experience for at least the previous five years. All submissions must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected. The Nominating and Corporate Governance Committee may request additional information in order to make a determination as to whether to nominate the person for director.

        A stockholder may otherwise nominate a director for election at the 2016 Annual Meeting by delivering written notice of the nomination to our Corporate Secretary, at the above address, between February 20, 2016 and March 21, 2016. The stockholder's notice of intention to nominate a director must include: (a) for each person to be nominated: (i) the name, age and business and residence address of each nominee; (ii) the principal occupation or employment of each nominee; (iii) the class and number of shares of stock owned by the nominee on the date of the notice; and (iv) any information that would be required to be disclosed on Schedule 13D pursuant to Regulation 13D under the Exchange Act, in connection with the acquisition of stock, and pursuant to Regulation 14A under the Exchange Act, in connection with the solicitation of proxies with respect to nominees for election as directors, regardless of whether the person is subject to the provisions of such regulations; and (b) as to the stockholder giving notice: (i) the name and address of record of the nominating stockholder and the names and addresses of any other stockholders supporting each respective nominee; and (ii) the class and number of shares of stock owned by the nominating stockholder and any other stockholders supporting the nominees on the date of the notice. We may request additional information after receiving the notification for the purpose of determining the proposed nominee's eligibility to serve as a director. Persons nominated for election to the board pursuant to this paragraph will not be included in our proxy statement.

        The Nominating and Corporate Governance Committee identifies nominees by first evaluating the current members of the board who are willing to continue in service. Current members of the board with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination. If any member of the board does not wish to continue in service or if the committee or the board decides not to re-nominate a member for re-election, the committee would identify the desired skills and experience of a new nominee in light of the criteria above. Once elected, each director is subject to First Busey's director stock ownership policy. Previously this policy required each director to own stock in First Busey in an amount equal to two times his or her annual cash retainer of $20,000. However, in early 2014, the board of directors amended this stock ownership policy such that each director is now required to own stock in First Busey in an amount equal to three times his or her annual cash retainer of $20,000. In conjunction with the amendment of this policy, directors were given up to five years to increase their respective stock ownership in order to comply with the new ownership requirements.

        For the 2015 Annual Meeting, the Nominating and Corporate Governance Committee nominated for re-election to the board all twelve incumbent directors. First Busey did not receive any stockholder nominations for directorships for the 2015 Annual Meeting.

Other Stockholder Proposals

        If a stockholder intends to present a proposal at First Busey's 2016 Annual Meeting and desires that the proposal be included in First Busey's proxy statement and form of proxy for that meeting, the proposal must be in compliance with Rule 14a-8 under the Exchange Act and be received at First Busey's principal executive offices not later than December 17, 2015. As to any proposal that a stockholder intends to present to stockholders without inclusion in First Busey's proxy statement for the 2016 Annual Meeting, our Corporate Secretary must receive notice of such matter between February 20, 2016 and March 21, 2016. The notice must otherwise comply with our bylaws.

Board Leadership Structure

        The positions of Chairman of the Board and Chief Executive Officer are currently held by separate individuals. We believe this is the most appropriate structure for our board at this time. The Chairman provides leadership to the board and works with the board to define its structure and activities in the fulfillment of its responsibilities. The Chairman sets the board agendas with board and management input, facilitates communication among directors, works with the Chief Executive Officer to provide an appropriate information flow between management and the board and presides at meetings of the board and stockholders. With the Chairman's assumption of these duties, the Chief Executive Officer may place a greater focus on our strategic and operational activities. We also believe our board feels a greater sense of involvement and brings a wider source of perspective as a result of this structure, from which we benefit.

        The position of "lead" independent director is currently filled by Mr. Downey. The Nominating and Corporate Governance Committee will review this appointment annually and the full board will have the opportunity to ratify the committee's selection. The lead independent director assists the board in assuring effective corporate governance and serves as Chairman of the independent director sessions.

Board's Role in Risk Oversight

        Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including general economic risks, credit risks, regulatory risks, audit risks, reputational risks and others, such as the impact of competition or risk-related behavior that may be affected by our compensation plans. Management is responsible for the day-to-day management of risks First Busey faces, while the board, as a whole and through its committees, has responsibility for the oversight of risk management. We also have a Chief Risk Officer, who is responsible for the coordination and oversight of the organization's risk management processes. In its risk oversight role, the board of directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.

        While the full board of directors is charged with ultimate oversight responsibility for risk management, various committees of the board and members of management also have responsibilities with respect to our risk oversight. In particular, the Audit Committee plays a large role in monitoring and assessing our financial, legal and organizational risks, and receives regular reports from the management team's senior risk officers regarding comprehensive organizational risk as well as particular areas of concern. The board's Executive Management Compensation and Succession Committee monitors and assesses the various risks associated with compensation policies, and oversees incentive plans to ensure a reasonable and manageable level of risk-taking consistent with our overall strategy. Additionally, our Chief Credit Officer and loan review staff are separately responsible for overseeing our credit risk.

        We believe that establishing the right "tone at the top" and providing for full and open communication between management and our board of directors are essential for effective risk management and oversight. Our executive management meets regularly with our other senior officers to discuss strategy and risks facing First Busey. Senior officers attend many of the board meetings or, if not in attendance, are available to address any questions or concerns raised by the board on risk management-related and any other matters. Additionally, each of our board-level committees provides regular reports to the full board and apprises the board of our comprehensive risk profile and any areas of concern.

Code of Ethics

        We have a code of ethics in place that applies to all of our directors, officers and employees. The code sets forth the standard of ethics that we expect all of our directors, officers and employees to follow, including our Chief Executive Officer and Chief Financial Officer. The text of this code of ethics may be found under "Investor Relations" on our website at www.busey.com. We intend to satisfy the disclosure requirements under Item 5.05 of Form 8-K regarding any amendment to or waiver of the code with respect to our Chief Executive Officer and Chief Financial Officer, and persons performing similar functions, by posting such information on our website.

DIRECTOR COMPENSATION

        In general, director compensation for non-employee directors who served on the board during 2014 included a cash retainer and share-based compensation in the form of deferred stock units ("DSUs"). DSUs are subject to the same terms as restricted stock units ("RSUs"), except that, following vesting, settlement occurs within 30 days following the earlier of separation from the board or a change in control of First Busey.

        Messrs. King, Meyer, Shapland and Sloan each received a cash retainer of $20,000 and 3,000 DSUs which vest over a twelve-month period following the grant date or at the next annual stockholders' meeting; whichever is earlier. Mr. Ambrose, who served as Chairman of the Executive Management Compensation and Succession Committee, and Mr. Downey, who served as Chairman of the Nominating and Corporate Governance Committee, each received a cash retainer of $21,250 and 3,000 DSUs which vest over a twelve-month period following the grant date or at the next annual stockholders' meeting; whichever is earlier. Mr. Leister, who served as Chairman of the Audit Committee, and Mr. Knox, who served on the Director's Loan Committee, received a cash retainer of $25,625 and $25,250, respectively and 3,000 DSUs which vest over a twelve-month period following the grant date or at the next annual stockholders' meeting; whichever is earlier. Additionally, Messrs. Ambrose, King, Shapland and Sloan received additional cash retainers of $500, $600, $2,000 and $1,500, respectively, for service on the Audit Committee. Dr. Wise, who joined the board on January 1, 2014, received a cash retainer of $15,000 and 3,000 DSUs which vest over a twelve-month period following the grant date or at the next annual stockholders' meeting; whichever is earlier. Mr. Stewart, who joined the board on September 16, 2014, did not receive any compensation in 2014 for service on the First Busey board. During 2010, Mr. Lykins, who is Chairman of the Board, entered into a letter of understanding with First Busey that treats him as a non-officer, at-will employee of First Busey such that he does not receive director fees. Under this letter, Mr. Lykins is entitled to an annual salary, participation in First Busey's general benefits programs and discretionary cash bonuses and equity-based awards as determined in the sole discretion of the Executive Management Compensation and Succession Committee. As noted above, during 2014, First Busey revised its director stock ownership policy such that each director is now required to own stock in First Busey in an amount equal to three times his or her annual cash retainer of $20,000. In conjunction with the amendment of this policy, directors were given up to five years to increase their respective stock ownership in order to comply with the new ownership requirements.

Name(1)(2)	Fees Earned and Paid in Cash ($)	Stock- Awards ($)(3)(4)	Change in Pension Value and Non-qualified Deferred Compensation Earnings ($)(5)	All Other Compensation ($)		Total ($)
Joseph M. Ambrose	$21,750	$17,520	—	—		$39,270
David J. Downey	$21,250	$17,520	—	—		$38,770
Stephen V. King	$20,600	$17,520	—	—		$38,120
E. Phillips Knox	$25,250	$17,520	—	—		$42,770
V. B. Leister, Jr.	$25,625	$17,520	—	—		$43,145
Gregory B. Lykins	—	$80,002	$22,164	$340,109	(6)	$442,275
August C. Meyer, Jr.	$20,000	$17,520	—	—		$37,520
George T. Shapland	$22,000	$17,520	—	—		$39,520
Thomas G. Sloan	$21,500	$17,520	—	—		$39,020
Jon D. Stewart	—	—	—	—		—
Phyllis M. Wise	$15,000	$17,520	—	—		$32,520

(1)
As our President and Chief Executive Officer, Mr. Dukeman receives no additional compensation for service on the board of directors. His compensation is included in the "Compensation of Named Executive Officers" section of this proxy statement.

(2)
Mr. Stewart joined the board on September 16, 2014 and therefore did not receive any compensation in 2014 for service on the First Busey board. Mr. Stewart has served as a director of Busey Bank since 2002 and 2014 compensation for that service is not included above.

(3)
The amounts set forth in the "Stock Awards" column reflect the grant date fair value of DSUs granted during 2014 valued in accordance with FASB ASC Topic 718. Pursuant to a letter of understanding between First Busey and Mr. Lykins, he is eligible for discretionary equity awards, as determined in the sole discretion of the Executive Management Compensation and Succession Committee.

(4)
The aggregate number of stock awards outstanding and DSUs not vested at December 31, 2014 for each director was as follows:
Joseph M. Ambrose—27,000 stock options and 3,000 DSUs.
David J. Downey—42,650 stock options and 3,000 DSUs.
Stephen V. King—no stock options and 3,000 DSUs.
E. Phillips Knox—27,000 stock options and 3,000 DSUs.
V.B. Leister, Jr.—27,000 stock options and 3,000 DSUs.
Gregory B. Lykins—38,000 stock options and 18,659 DSUs.
August C. Meyer, Jr.—42,650 stock options and 3,000 DSUs.
George T. Shapland—42,650 stock options and 3,000 DSUs.
Thomas G. Sloan—20,150 stock options and 3,000 DSUs.
Jon D. Stewart—no stock options and 1,000 DSUs related to grants under the Busey Bank board.
Phyllis M. Wise—no stock options and 3,000 DSUs.

(5)
Represents above-market interest on deferred compensation. Interest under the First Busey Executive Deferred Compensation Plan is determined according to the plan document and is 125% of the declared interest rate on Security Life Corp. III policies for the current calendar month as determined by Security Life of Denver (or any successor thereto). If that rate is no longer published or no longer deemed appropriate by the Executive Management Compensation and Succession Committee, the committee may select a substantially similar rate. During 2014, interest under the First Busey Executive Deferred Compensation Plan accrued at a rate of 5.43% per annum.

(6)
Pursuant to a letter of understanding between First Busey and Mr. Lykins, he receives an annual salary of $200,000 effective June 1, 2014. Mr. Lykins' total salary payments in 2014 were $195,385, and he received a discretionary annual cash bonus of $105,000 in March 2015 for the 2014 performance period. Mr. Lykins also received the following benefits: $19,778 in group life and disability insurance premiums, $10,160 in a matching contribution to his 401(k) account, $9,185 in employer contributions to the First Busey Corporation Profit Sharing Plan and $601 in other benefits.

PROPOSAL NO. 2
APPROVAL OF A ONE-FOR-THREE REVERSE STOCK SPLIT OF
FIRST BUSEY'S COMMON STOCK

The Reverse Stock Split Proposal

        On March 17, 2015, the board of directors adopted resolutions directing that a proposal to approve a one-for-three reverse stock split (the "Reverse Stock Split") be submitted to our stockholders for their approval at the 2015 Annual Meeting (the "Reverse Stock Split Proposal"), so that the board has flexibility moving forward to effectuate the Reverse Stock Split at a later time if it determines that it is in the best interest of First Busey's stockholders to do so.

        If the Reverse Stock Split Proposal is approved by our stockholders, the board will be granted discretionary authority to amend our Articles of Incorporation to effect the Reverse Stock Split at an exchange ratio of one-for-three, which such authority lasting through December 31, 2015. Concurrently with the Reverse Stock Split, if effectuated by the board, our authorized shares of common stock will decrease by the same ratio as the Reverse Stock Split.

        The board of directors' decision whether or not (and when) to effect the Reverse Stock Split will be based on a number of factors, including the market price and liquidity of our common stock prior to implementing the Reverse Stock Split. The text of the proposed Certificate of Change to amend to our Articles of Incorporation ("Certificate of Change") to effect the Reverse Stock Split is attached to this proxy statement as Appendix A.

Background and Reasons for the Reverse Stock Split Proposal

        The board of directors is submitting the Reverse Stock Split Proposal to our stockholders for approval with the intent of bringing the number of our authorized and outstanding shares more closely in line with similarly sized financial institutions. If approved by the stockholders and implemented by the board of directors, the Reverse Stock Split will also increase the market price of our common stock and may also enhance liquidity. Accordingly, we believe that providing the board of directors with the ability to effect the Reverse Stock Split is in the Company's and our stockholders' best interests.

        We believe that the Reverse Stock Split, if implemented, will allow our stockholders, potential investors and our other stakeholders to more easily understand our financial results and compare them to other financial institutions, particularly with regard to earnings per share and other share-based capital metrics, as the number of our shares will more closely conform to those of peer organizations. We also believe that the Reverse Stock Split will make our common stock more attractive to a broader range of institutional and other investors, as we believe that the current market price of our common stock may affect its acceptability to certain institutional investors, professional investors and other members of the investing public. Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. In addition, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Moreover, because brokers' commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. Additionally, certain of our fees and expenses are based off of the number of our shares authorized or outstanding and, if the share totals are reduced, certain of those costs will be correspondingly reduced. We believe that, if approved and implemented by our board of directors, the Reverse Stock Split will make our common stock a more attractive and cost effective investment for many investors, which will enhance the liquidity of the holders of our common stock.

        Reducing the number of outstanding shares of our common stock through the Reverse Stock Split is intended, absent other factors, to increase the per share market price of our common stock. However, other factors, such as our financial results, market conditions and the market perception of our business may adversely affect the market price of our common stock. As a result, there can be no assurance that the Reverse Stock Split, if implemented, will result in the intended benefits described above, that the market price of our common stock will increase following the Reverse Stock Split or that the market price of our common stock will not decrease in the future. Additionally, we cannot assure you that the market price per share of our common stock after a Reverse Stock Split will increase in proportion to the reduction in the number of shares of our common stock outstanding before the Reverse Stock Split. Accordingly, the total market capitalization of our common stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split.

Effect of Reverse Stock Split

        General.    If the Reverse Stock Split is approved by the stockholders and the board of directors determines to effectuate the Reverse Stock Split, then the number of shares of our common stock that would be outstanding immediately after the Reverse Stock Split, based on 86,869,771 shares of common stock issued and outstanding as of the record date, would be 28,956,590, which is a 66.67% reduction in the number of outstanding shares of our common stock.

        The following table illustrates the principal effects of the Reverse Stock Split on our common stock:

	Common Stock
	Pre-Reverse Stock Split	Post-Reverse Stock Split
Authorized	200,000,000	66,666,667
Issued and outstanding(1)	86,869,771	28,956,590
Reserved for issuance	4,601,773	1,533,924
Authorized but unissued	108,528,456	36,176,153

(1)
As of March 26, 2015, the record date for the 2015 Annual Meeting.

        Effect on Authorized but Unissued Shares of Common Stock and Preferred Stock.    Currently, we are authorized to issue up to a total of 200,000,000 shares of common stock and 1,000,000 shares of preferred stock. Concurrently with the Reverse Stock Split, our authorized shares of common stock will decrease by the same ratio as the Reverse Stock Split. If the Reverse Stock Split is approved by the stockholders and the board determines to effectuate the Reverse Stock Split, then we will be authorized to issue 66,666,667 shares of common stock on a post-Reverse Stock Split basis. Our authorized shares of preferred stock will remain the same.

        Odd Lot Shares.    The Reverse Stock Split may result in some stockholders owning "odd lots" of less than 100 shares of our common stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in "round lots" of even multiples of 100 shares.

        Effect on Options, Warrants and Other Securities.    All outstanding options, warrants and other securities entitling their holders to purchase shares of our common stock would be adjusted as a result of the Reverse Stock Split, as required by the terms of these securities, award agreements or applicable plan. In particular, the conversion ratio for each instrument would be reduced, and the exercise price, if applicable, would be increased, in accordance with the terms of each instrument and based on an exchange ratio of one-for-three.

Fractional Shares

        No fractional shares will be issued in connection with the Reverse Stock Split. Stockholders of record who otherwise would be entitled to receive fractional shares, will be entitled, upon surrender to the exchange agent of Old Certificates (as hereinafter defined) representing such shares, to a cash payment in lieu thereof equal to the fraction to which the stockholder would otherwise be entitled multiplied by the closing price of our common stock, as such price is reported on The Nasdaq Global Select Market on close of trading on the last trading day prior to the effectuation of the Reverse Stock Split. The ownership of a fractional interest will not give the holder thereof any voting, dividend, or other rights except to receive payment therefore as described herein. Based on the closing price of our common stock on March 26, 2015, stockholders of record would receive either $6.58 or $13.16 in lieu of receiving a fractional share of our common stock.

Procedure for Implementing the Reverse Stock Split

        The Reverse Stock Split, if approved by our stockholders, would become effective upon the filing (the "Effective Time") of a Certificate of Change with the Secretary of State of the State of Nevada. The exact timing of the filing of the Certificate of Change is in the board's discretion to be determined by the board based on its evaluation as to when such action will be the most advantageous to the Company and our stockholders; provided, however, that the board will only have authority to effect the Reverse Stock Split on or before December 31, 2015. If the board does not effectuate the reverse stock split prior to December 31, 2015, then it would have to re-submit the proposal to stockholders to effectuate it in the future. The board reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with the Reverse Stock Split if, at any time prior to the filing of the Certificate of Change, the board, in its sole discretion, determines that it is not in the best interests of our stockholders to effect the Reverse Stock Split.

        After the Effective Time, our common stock will have a new CUSIP number, which is a number used to identify our equity securities, and stock certificates with the older CUSIP number will need to be exchanged for stock certificates with the new CUSIP number by following the procedures described below.

        After the Effective Time, we will continue to be subject to periodic reporting and other requirements of the Exchange Act.

Discretionary Authority of Board of Directors to Abandon Reverse Stock Split

        The board of directors reserves the right to abandon the Reverse Stock Split without further action by the stockholders at any time before the effectiveness of the filing with the Nevada Secretary of State of a Certificate of Change if the board, in its sole discretion, determines that it is not in the best interests of our stockholders to effect the Reverse Stock Split, even if the Reverse Stock Split has been authorized by the stockholders at the 2015 Annual Meeting. By voting in favor of the Reverse Stock Split, you are also authorizing the board to determine not to proceed with, and abandon, the Reverse Stock Split if it should so decide.

Beneficial Owners of Common Stock and Stockholders Who Hold Shares in Street Name

        If the Reverse Stock Split is implemented, we intend to treat shares held by stockholders through a bank, broker, custodian or other nominee in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers, custodians or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding our common stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split and making payment for fractional shares. Stockholders who hold shares of our common stock with a bank, broker, custodian or other nominee and who have any questions in this regard are encouraged to contact their banks, brokers, custodians or other nominees.

Holders of Certificated Shares of Common Stock

        If the Reverse Stock Split is approved by the stockholders and the board determines to effectuate the Reverse Stock Split, the stockholders of record holding shares of our common stock in certificated form will be sent a transmittal letter by the Company's transfer agent after the effectuation of the Reverse Stock Split. The letter of transmittal will contain instructions on how a stockholder should surrender his, her or its certificate(s) representing shares of our common stock (the "Old Certificates") to the transfer agent in exchange for certificates representing the appropriate number of whole shares of post-Reverse Stock Split common stock (the "New Certificates"). No New Certificates will be issued to a stockholder until such stockholder has surrendered all Old Certificates, together with a properly completed and executed letter of transmittal, to the transfer agent. No stockholder will be required to pay a transfer or other fee to exchange his, her or its Old Certificates. Stockholders will then receive a New Certificate(s) representing the number of whole shares of common stock to which they are entitled as a result of the Reverse Stock Split. Until surrendered, we will deem outstanding Old Certificates held by stockholders to be cancelled and to only represent the number of whole shares of post-Reverse Stock Split common stock to which these stockholders are entitled. Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for New Certificates. If an Old Certificate has a restrictive legend on the back of the Old Certificate(s), the New Certificate(s) will be issued with the same restrictive legends that are on the back of the Old Certificate(s).

        STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Registered "Book-Entry" Holders of Common Stock

        Certain of our stockholders of record may hold some or all of their shares electronically in book-entry form with the transfer agent. These stockholders do not have stock certificates evidencing their ownership of the common stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts.

        Stockholders who hold shares electronically in book-entry form with the transfer agent will not need to take action (the exchange will be automatic) to receive the appropriate number of whole shares of post-Reverse Stock Split common stock and the payment of cash in lieu of any fractional shares. If the Reverse Stock Split is implemented by the board, our transfer agent will send a check for fractional shares directly to stockholders who hold their shares electronically or in book-entry form.

No Going Private Transaction

        Notwithstanding the decrease in the number of outstanding shares following the proposed Reverse Stock Split, the Reverse Stock Split is not intended to be, and will not have the effect of, a "going private transaction" covered by Rule 13e-3 under the Exchange Act.

Accounting Matters

        The proposed amendment to our Articles of Incorporation will not affect the par value of our common stock, which will remain $0.001 per share. As a result, as of the Effective Time of the Reverse Stock Split, the stated capital attributable to common stock and the additional paid-in capital account on our balance sheet will not change due to the Reverse Stock Split. Reported per share net income or loss would be higher because there will be fewer shares of common stock outstanding.

Certain Federal Income Tax Consequences of the Reverse Stock Split

        The following summary describes certain material United States federal income tax consequences of the Reverse Stock Split to holders of our common stock.

        Unless otherwise specifically indicated herein, this summary addresses the federal tax consequences only to a beneficial owner of our common stock that is a citizen or individual resident of the United States, a corporation organized in or under the laws of the United States or any state thereof or the District of Columbia or otherwise subject to United States federal income taxation on a net income basis in respect of our common stock (a "U.S. holder"). This summary does not address all of the tax consequences that may be relevant to any particular investor, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors. This summary also does not address the tax consequences to (i) persons that may be subject to special treatment under United States federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, United States expatriates, persons subject to the alternative minimum tax, traders in securities that elect to mark to market and dealers in securities or currencies, (ii) persons that hold our common stock as part of a position in a "straddle" or as part of a "hedging," "conversion" or other integrated investment transaction for federal income tax purposes, or (iii) persons that do not hold our common stock as "capital assets" (generally, property held for investment).

        This summary is based on the provisions of the Internal Revenue Code, United States Treasury regulations promulgated thereunder, Internal Revenue Service ("IRS") administrative rulings, and judicial authority, all as in effect as of the date hereof. Subsequent developments in United States federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the United States federal income tax consequences of the Reverse Stock Split. Delivery of any item of tax advice is not an undertaking on our part to update that tax advice or advise you of any changes in law.

        EACH PROSPECTIVE INVESTOR SHOULD CONSULT ITS OWN TAX ADVISOR REGARDING THE UNITED STATES FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT.

        If a partnership (or other entity classified as a partnership for United States federal income tax purposes) is the beneficial owner of our common stock, the United States federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our common stock, and partners in such partnerships, should consult their own tax advisors regarding the United States federal income tax consequences of the Reverse Stock Split.

        The Reverse Stock Split should be treated as a recapitalization under Section 368(a) of the Internal Revenue Code for United States federal income tax purposes. Therefore, except as described below with respect to cash in lieu of fractional shares, no gain or loss will generally be recognized by First Busey and its stockholders upon a reverse stock split. Accordingly, the aggregate tax basis in the common stock received pursuant to a reverse stock split would equal the aggregate tax basis in the common stock surrendered (excluding the portion of the tax basis that is allocable to any fractional share), and the holding period for the common stock received should include the holding period for the common stock surrendered.

        Pursuant to Section 302(a) of the Internal Revenue Code, a United States holder who receives cash in lieu of a fractional share of our common stock pursuant to the Reverse Stock Split should recognize capital gain or loss in an amount equal to the difference between the amount of cash received and the United States holder's tax basis in the shares of our common stock surrendered that is allocated to such fractional share of our common stock. Such capital gain or loss will be long-term or short-term, depending upon the holding period of the holder's shares. Long-term capital gain or loss will result if the United States holder's holding period for our common stock surrendered exceeded one year at the Effective Time. The deductibility of net capital losses by individuals and corporations is subject to limitations.

        In certain cases, a holder of common stock receiving both common stock and cash in the exchange may recognize income in the form of a dividend under Section 356(a) of the Internal Revenue Code with respect to receipt of the cash, rather than capital gain or loss as described in the preceding paragraph. This determination is based on the specific facts associated with each holder of common stock and therefore, should be consulted with a tax advisor.

        Information returns generally would be required to be filed with the IRS with respect to the receipt of cash in lieu of a fractional share of our common stock pursuant to the Reverse Stock Split in the case of certain United States holders. In addition, United States holders may be subject to a backup withholding tax on the payment of such cash if they do not provide their taxpayer identification numbers in the manner required or otherwise fail to comply with applicable backup withholding tax rules. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or allowed as a credit against the United States holder's federal income tax liability, if any, provided the required information is timely furnished to the IRS.

Dissenters' Right of Appraisal

        No fractional shares will be issued in connection with the Reverse Stock Split. Stockholders of record who otherwise would be entitled to receive fractional shares, will be entitled to a cash payment in lieu thereof equal to the fraction to which the stockholder would otherwise be entitled multiplied by the closing price of our common stock, as such price is reported on The Nasdaq Global Select Market at closing of trading on the last trading day prior to the effectuation of the Reverse Stock Split. Based on the closing price of our common stock on March 26, 2015, stockholders of record would receive either $6.58 or $13.16 in lieu of receiving a fractional share of our common stock.

        Pursuant to Chapter 92A of the Nevada Revised Statutes ("Chapter 92A"), stockholders entitled to receive cash in lieu of fractional shares as described above, if they in the aggregate hold 1% or more of the outstanding shares of our common stock immediately prior to the Reverse Stock Split, may elect that the cash price they receive for their fractional shares be equal to the "fair value" of such fractional shares, as determined in a judicial proceeding in accordance with the provisions of Chapter 92A.

        Chapter 92A, Sections 92A.300 through 92A.500, inclusive, is set forth in its entirety in Appendix B to this proxy statement. If you wish to exercise your dissenters' rights or preserve the right to do so, you should carefully review Appendix B. If you fail to comply with the procedures specified in Chapter 92A in a timely manner, you may lose your dissenters' rights. Because of the complexity of those procedures, you should seek the advice of counsel if you are considering exercising your dissenters' rights.

Required Stockholder Vote for Approval of the Proposal

        If a quorum is present and voting at the 2015 Annual Meeting, the affirmative vote of a majority of the issued and outstanding shares of common stock is required for the adoption and approval of the Reverse Stock Split Proposal. Abstentions and broker non-votes are deemed to be votes cast and thereby have the same effect as a vote against the proposal.

Board Recommendation

        The board of directors recommends that you vote your shares "FOR" the adoption and approval of the Reverse Stock Split Proposal.

REPORT OF THE AUDIT COMMITTEE

        In accordance with its written charter adopted by the board, the Audit Committee is responsible for: (i) the oversight of the quality and integrity of our accounting, auditing and financial reporting practices; (ii) the oversight of our internal and external auditors; (iii) the resolution of disagreements between management and the auditors regarding financial reporting; and (iv) the determination of the independence of the external auditors. During 2014, the Audit Committee met five times and also reviewed and discussed the interim financial information contained in each 2014 quarterly earnings announcement, as well as our audited financial statements for the year ended December 31, 2013, which were filed with the Securities and Exchange Commission in March 2014, with management and the independent auditors.

        In discharging its oversight responsibility as to the audit process for the fiscal year ended December 31, 2014, the Audit Committee obtained from the independent auditor a formal written statement describing all relationships between the independent auditor and First Busey that might bear on the auditor's independence as required by the Public Company Accounting Oversight Board, discussed with the independent auditor any relationships that may impact its objectivity and independence and satisfied itself as to the auditor's independence. The Audit Committee also discussed with management, the internal auditors and the independent auditor the quality and adequacy of First Busey's internal controls and internal audit function's organization, responsibilities, budget and staffing. The Audit Committee reviewed with both the independent and internal auditors their audit plans, scope, and identification of audit risk areas.

        The Audit Committee discussed and reviewed with the independent auditor all communications required to be discussed in accordance with Auditing Standard No. 16 (Communications With Audit Committees), and has received and discussed the written disclosures and the letter from our accounting firm required by Public Company Accounting Oversight Board Rule 3526, Communication with Audit Committees Concerning Independence. Based on the review and discussions with management and our accounting firm, the Audit Committee has recommended to the board that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2014 for filing with the Securities and Exchange Commission.

Audit Committee:

V. B. Leister, Jr. (Chairman)
Stephen V. King
George T. Shapland
Thomas G. Sloan

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information regarding the beneficial ownership of our common stock as of March 26, 2015, by all directors and director nominees, by each person who is known by us to be the beneficial owner of more than 5% of our outstanding common stock, by each NEO and by all directors and executive officers as a group.

        The number of shares beneficially owned by each director, director nominee, 5% stockholder or NEO is determined under the rules of the Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days of March 26, 2015, through the exercise of any option or other right.

        Unless otherwise indicated, each person has sole investment and voting power (or shares such powers with his or her spouse) with respect to the shares set forth in the following table. In certain instances, the number of shares listed includes, in addition to shares owned directly, shares held by the spouse or minor children of the person, or by a trust of which the person is a trustee or in which the person may have a beneficial interest. In some cases, the person has disclaimed beneficial interest in certain of these shares.

        In 2014, our board of directors adopted a policy which generally prohibits our directors and officers from hedging their economic interests in our securities or, without the prior approval of the Nominating and Corporate Governance Committee, pledging shares of our common stock as security for lending relationships. Exempt from this policy, however, are shares which were already pledged as security at the time of the policy's adoption. Shares pledged pursuant to this policy are noted in the footnotes to the table below.

	Common Stock Beneficially Owned
Name and Address of Beneficial Owner	Number of Shares Owned(1)	Percentage of Outstanding Shares
Board of Directors:
Joseph M. Ambrose	237,768	*
David J. Downey	821,059	*
Van A. Dukeman(2)	692,783	*
Stephen V. King	165,215	*
E. Phillips Knox(3)	366,787	*
V. B. Leister, Jr.(4)	123,951	*
Gregory B. Lykins(5)	4,074,151	4.7%
August C. Meyer, Jr.(6)	752,195	*
George T. Shapland(7)	1,084,764	1.2%
Thomas G. Sloan(8)	661,755	*
Jon D. Stewart	25,596	*
Phyllis M. Wise	9,878	*
Other Named Executive Officers:
Robin N. Elliott	104,342	*
Howard F. Mooney II.	80,298	*
Robert F. Plecki, Jr.	133,593	*
Christopher M. Shroyer	102,093	*
All Directors and Current Executive Officers as a Group (18 Persons)	9,635,501	11.1%
Other Beneficial Owners of More than 5% of Our Common Stock:
Blackrock Inc.(9)	4,657,245	5.4%
40 East 52nd Street New York, NY 10022
Columbia Wanger Asset Management, L.P.(10)	7,014,031	8.1%
227 West Monroe Street, Suite 3000 Chicago, IL 60606-5016
Wellington Management Group LLP(11)	8,188,458	9.4%
280 Congress Street Boston, MA 02210
Elisabeth M. Kimmel(12)	7,267,471	8.4%
C/O First Busey Corporation 100 W. University Ave. Champaign, IL 61820

*
Less than one percent.

(1)
Includes shares that can be acquired through stock options available for exercise within 60 days of March 26, 2015, for the following individuals, in the amounts indicated below.

Joseph M. Ambrose	27,000
David J. Downey	34,900
Van A. Dukeman	11,625
Robin N. Elliott	—
Stephen V. King	—
E. Phillips Knox	27,000
V. B. Leister, Jr.	27,000
Gregory B. Lykins	30,250
August C. Meyer	34,900
Howard F. Mooney II.	6,200
Robert F. Plecki, Jr.	6,200
George T. Shapland	34,900
Christopher M. Shroyer	6,200
Thomas G. Sloan	12,400
Jon D. Stewart	—
Phyllis M. Wise	—
All directors and officers as a group	258,575
(2)
Includes 6,604 shares owned by Mr. Dukeman's spouse. Also includes 262,092 shares pledged as security pursuant to certain lending arrangements.

(3)
Includes 102,500 shares owned by Mr. Knox's spouse, of which Mr. Knox disclaims beneficial ownership pursuant to Rule 13d-4.

(4)
Includes 16,065 shares owned by Mr. Leister's immediate family. Also includes 3,375 shares owned by a business entity controlled by Mr. Leister over which he has voting power.

(5)
Includes 1,346,167 shares held in the August C.F. Meyer Exempt TRU/A August C. Meyer Jr. 2001 Trust, for which Mr. Lykins serves as trustee and has sole voting and investment power and 2,082,882 shares held in the Elisabeth M. Kimmel Exempt TRU/A August C. Meyer Jr. 2001 Trust, for which Mr. Lykins serves as trustee and has sole voting and investment power. Also includes 6,718 shares owned by Mr. Lykins' spouse and 565,000 shares pledged as security pursuant to certain lending arrangements.

(6)
Includes 706,964 shares held in grantor trusts over which Mr. Meyer has investment authority. Excludes 2,082,882 shares held by the Elisabeth M. Kimmel Exempt TRU/A August C. Meyer Jr. 2001 Trust, over which Mr. Meyer has no voting or investment power. Also excludes 1,346,167 shares held by the August C.F. Meyer Exempt TRU/A August C. Meyer Jr. 2001 Trust, over which Mr. Meyer has no voting or investment power.

(7)
Includes 1,039,533 shares pledged as security pursuant to certain lending arrangements.

(8)
Includes 1,645 shares owned by Mr. Sloan's spouse.

(9)
As reported on a Schedule 13G filed on February 3, 2015.

(10)
As reported on a Schedule 13G filed on February 11, 2015.

(11)
As reported on a Schedule 13G filed on February 12, 2015. Wellington Management Group LLP has indicated that all such shares are held in its capacity as an investment adviser and are owned by numerous investment advisory clients, none of which is known to have such interest with respect to more than five percent (5%) of the class of shares.

(12)
As reported to First Busey by Ms. Kimmel.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires our directors, executive officers and holders of more than 10% of our common stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock. We believe that during 2014, our executive officers, directors and 10% stockholders timely filed reports required to be filed under Section 16(a), except for one late filing on Form 4 filed by Mr. Stewart relating to a purchase transaction. In making the foregoing statements, we have relied solely upon the written representations of our directors, executive officers and 10% stockholders and reports filed with the Securities and Exchange Commission.

COMPENSATION DISCUSSION AND ANALYSIS

Introduction

        This Compensation Discussion & Analysis ("CD&A") describes our compensation philosophy and policies for 2014 as applicable to our NEOs, as defined under Securities and Exchange Commission rules, who are listed in the Summary Compensation Table below. This CD&A explains the structure and rationale associated with each material element of the total compensation of our NEOs, and it provides important context for the more detailed disclosure tables and specific compensation amounts provided following this CD&A.

2014 Business Highlights

        2014 was a highly successful year for our Company, with strong upward momentum in earnings built on capital strength that supported increased dividends for our stockholders. We believe our outlook is bright. As we enter 2015, we will continue to focus on improving all aspects of our business as we strive to deliver optimal value to our pillars. We feel confident that we are well positioned to explore potential external growth opportunities to enhance and complement our mission to achieve positive organic growth. First Busey's management team remained disciplined in its focus on capital, credit and efficiency.

  •
  Capital Management Strategies—The Company's strong capital levels have allowed it to provide a steady return to its stockholders through dividends, and to raise its quarterly dividend starting in April 2014 to $0.05 per common share from the quarterly dividend of $0.04 per common share paid in January 2014 and throughout 2013. Furthermore, as of December 31, 2014, we remained well-capitalized, exceeding regulatory standards with a Tier 1 Capital ratio of 17.38%.

  •
  Credit Quality—Our commitment to credit quality remains strong. Our nonperforming loans declined approximately 48% to $9.0 million at December 31, 2014 from $17.4 million at December 31, 2013. That decline drove an improvement in nonperforming assets, which were down to 0.38% of loans and other nonperforming assets at December 31, 2014 compared to 0.85% at December 31, 2013.

  •
  Efficiency Initiatives—A continued commitment to comprehensive expense discipline drove improvements in annual operating costs and efficiency ratios. The efficiency ratio improved in 2014 to 65.11% as compared to 66.39% in 2013. The process of examining appropriate avenues to improve efficiency is expected to continue as a focus in future periods, with an emphasis on revenue growth.

        In 2015, we will continue to monitor our investments and revenue growth with the greatest of care as we strive to deliver optimal value to our stockholders. We will hold ourselves accountable for performance results as we nurture and build upon our strategies for long-term growth.

Chief Financial Officer Transition

        Robin N. Elliott was appointed the Chief Financial Officer of First Busey and Busey Bank, effective January 1, 2014. David B. White, who preceded Mr. Elliott as Chief Financial Officer, remained as an employee of the organization through his retirement on July 1, 2014, to facilitate a successful transition.

2014 Compensation Highlights

  •
  First Busey adopted a hedging and pledging policy, as a part of its insider trading policy, which prohibits our insiders from hedging their economic interests in our securities or, without the prior approval of the Nominating and Corporate Governance Committee, pledging additional shares of our common stock as security for lending relationships.

  •
  First Busey adopted a clawback policy applicable to incentive compensation paid to any NEO in the event of a financial restatement.

  •
  First Busey adopted a stock ownership policy that requires a minimum level of stock ownership by our directors and NEOs.

  •
  First Busey made adjustments to NEO's salary levels in June 2014.

  •
  Equity grants for 2014 were determined mid-year, consistent with prior practice, to continue emphasizing aligning the interests of our NEOs with those of our stockholders.

2015 Compensation Highlights

  •
  First Busey has not yet made NEO salary determinations for 2015 and expects determinations to be made mid-year. We do not expect any significant adjustments to NEO's salaries in 2015.

  •
  Equity grants for 2015 will be determined mid-year, consistent with prior practice, to continue emphasizing aligning the interests of our NEOs with those of our stockholders.

Regulatory Impact on Compensation

        The Executive Management Compensation and Succession Committee made many important decisions in 2014 affecting the compensation of our NEOs. These decisions were the result of many factors, including our financial performance as discussed throughout this CD&A. To more fully understand the decisions of the committee with respect to compensation during 2014 and into 2015, the committee believes it is beneficial to understand the changing regulatory context in which these decisions were made.

        As a publicly-traded financial institution, First Busey must contend with several often overlapping layers of regulations when considering and implementing compensation-related decisions. These regulations do not set specific parameters within which compensation decisions must be made, but do require First Busey and the Executive Management Compensation and Succession Committee to be mindful of the risks that often go hand-in-hand with compensation programs designed to incentivize the achievement of better than average performance. While the regulatory focus on risk assessment has been heightened over the last several years, the incorporation of general concepts of risk assessment in our compensation decisions is not a recent development.

        Under its long-standing Interagency Guidelines Establishing Standards for Safety and Soundness (the "Safety and Soundness Standards"), the Federal Deposit Insurance Corporation (the "FDIC") has long held that excessive compensation is prohibited as an unsafe and unsound practice. In describing a framework within which to make a determination as to whether compensation is to be considered excessive, the FDIC has indicated that financial institutions should consider whether aggregate cash amounts paid, or noncash benefits provided, to employees are unreasonable or disproportionate to the services performed by an employee. The FDIC encourages financial institutions to review an employee's compensation history and to consider internal pay equity, and, as appropriate, to consider benchmarking compensation to peer groups. Finally, the FDIC provides that, in order to give proper context, such an assessment must be made in light of the institution's overall financial condition.

        In addition to the Safety and Soundness Standards, the Executive Management Compensation and Succession Committee must also take into account the joint agency Guidance on Sound Incentive Compensation Policies (the "Guidance"). Various financial institution regulatory agencies worked together to issue the Guidance, which is intended to complement the Safety and Soundness Standards. The Guidance sets forth a framework for assessing and mitigating risk associated with incentive compensation plans, programs and arrangements maintained by financial institutions. The Guidance is narrower in scope than the Safety and Soundness Standards because it applies only to senior executive officers and those other individuals who, either alone or as a group, could pose a material risk to an institution. With respect to such individuals, the Guidance is intended to focus an institution's attention on balanced risk-taking incentives, compatibility of incentives with effective controls and risk management, and a focus on general principles of strong corporate governance in establishing, reviewing and maintaining incentive compensation programs.

        The Executive Management Compensation and Succession Committee, with the assistance of its advisors and First Busey's management, continues to monitor the status of compensation-related rules and regulations expected to be finalized or issued under the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the "Dodd-Frank Act"). In 2014, First Busey adopted a clawback policy that provides the board with authority to recover certain bonus or other incentive compensation paid to any NEO in appropriate circumstances where there has been a restatement of First Busey's financial statements filed with the Securities and Exchange Commission. While the committee believes its own risk assessment procedures are effective, it is prepared to implement any additional steps that may be deemed necessary to fully comply with such rules and regulations when finalized or issued. The committee does note, however, that the proposed risk assessment rules issued under the Dodd-Frank Act nearly mirror the Safety and Soundness Standards and the framework of the Guidance. As such, the committee already adheres, in many respects, to the proposed rules and regulations under the Dodd-Frank Act.

        Finally, in addition to the foregoing, as a publicly-traded corporation, First Busey is also subject to the Securities and Exchange Commission's rules regarding risk assessment. Those rules require a publicly-traded company to determine whether any of its existing incentive compensation plans, programs or arrangements create risks that are reasonably likely to have a material adverse effect on First Busey. We do not believe that our incentive compensation plans, programs or arrangements create rights that are reasonably likely to have a material adverse effect on First Busey.

        The Executive Management Compensation and Succession Committee continues to believe in and practice a sensible approach to balancing risk-taking and rewarding reasonable, but not necessarily easily attainable, goals and this has always been a component of its overall assessment of the compensation plans, programs and arrangements it has put in place for First Busey's NEOs. In this regard, the committee has revisited the components of the frameworks set forth in the Safety and Soundness Standards and the Guidance as an effective tool for conducting its own assessment of the balance between risk and reward built into First Busey's compensation programs for our NEOs. The committee believes First Busey has adequate policies and procedures in place to balance and control any risk-taking that may be incentivized by the employee compensation plans. The committee further believes that such policies and procedures will work to limit the risk that any employee would manipulate reporting earnings in an effort to enhance his or her compensation.

        In making decisions about executive compensation, in addition to the above, the Executive Management Compensation and Succession Committee also considers the impact of other regulatory provisions, including: the provisions of Section 162(m) of the Internal Revenue Code that may limit the tax deductibility of certain compensation unless it is considered performance-based; Section 409A of the Internal Revenue Code regarding nonqualified deferred compensation; and Sections 280G and 4999 of the Internal Revenue Code regarding excise taxes and deduction limitations on golden parachute payments made in connection with a change in control. In making decisions about executive compensation, the committee also considers how various elements of compensation will impact our financial results. For example, the committee considers the impact of FASB ASC Topic 718, which requires First Busey to recognize the compensation cost of grants of equity awards based upon the grant date fair value of those awards.

Role of the Executive Management Compensation and Succession Committee

        The Executive Management Compensation and Succession Committee is responsible for guiding and overseeing the formulation and application of the compensation and benefit programs for our NEOs, including reviewing and approving compensation levels, evaluating the performance of our NEOs and considering senior management succession issues. The committee acts pursuant to a charter that has been approved by our full board and can be found under the investor relations section of our website www.busey.com. The committee is composed of nonmanagement, independent members of the board.

Compensation Philosophy and Objectives

        We are committed to providing a total compensation program that supports our long-term business strategy and performance culture and creates a commonality of interest with our stockholders. We believe that the most effective compensation program is one that is designed to reward the achievement of annual, long-term and strategic goals by First Busey and that aligns executives' interests with those of our stockholders by rewarding performance consistent with established goals, with the ultimate objective of improving stockholder value.

        The Executive Management Compensation and Succession Committee has worked with our management to design compensation programs for all employees that encourage high performance, promote accountability and ensure that employee interests are aligned with the interests of our stockholders. Additionally, the committee evaluates both performance and compensation to ensure that compensation provided to key employees remains competitive relative to the compensation paid to similarly situated executives of our compensation peers and that we maintain our ability to attract and retain superior employees in key positions. The primary objectives of our executive compensation policies are:

  •
  to provide market-based compensation to attract, retain, and motivate highly-qualified executives;

  •
  to reward executives based upon our financial performance at levels competitive with peer companies;

  •
  to provide incentives for executive officers to work toward targeted successful annual results and strategic objectives;

  •
  to create opportunity and incentive for our executive officers to be long-term stockholders;

  •
  to align executive compensation with increases in stockholder value, as measured by favorable long-term results and continued strengthening of First Busey's financial condition; and

  •
  to provide flexibility to recognize, differentiate and reward individual performance.

        We compensate our executives through a mix of base salary, annual cash incentive awards, equity compensation and other benefits and perquisites designed to reward performance and to be competitive with our compensation peers and to align management's incentives with the long-term interests of our stockholders, all in accordance with the regulatory requirements described above. Our compensation peer group is described below.

        Because we believe that our executives' compensation should be tied to the success of First Busey and increases in stockholder value, a significant percentage of total compensation has historically been allocated to incentive compensation. There is no pre-established policy or target for the allocation between either cash and noncash or short-term and long-term incentive compensation. Rather, the Executive Management Compensation and Succession Committee reviews information such as that referenced above with respect to our compensation peer group to determine the appropriate level and mix of incentive compensation.

Prior Year's Say-on-Pay Vote

        At First Busey's 2014 Annual Meeting, the nonbinding, advisory proposal to approve the compensation of certain executive officers received the approval of approximately 93% of the shares having voting power and present at the meeting. First Busey, the board and the Executive Management Compensation and Succession Committee pay careful attention to communications received from stockholders regarding executive compensation, including the nonbinding, advisory vote. First Busey considered the positive result of the 2014 advisory vote on executive compensation, but not for specific 2014 compensation decisions.

Compensation Process

        As described above, the Executive Management Compensation and Succession Committee is responsible for overseeing our executive compensation programs. Each year the Chief Executive Officer presents to the committee the performance results for the previous year for it to consider in determining the appropriate aggregate and individual compensation levels for the current year. In conducting its review, the committee considers quantitative performance results, achievement of individual qualitative goals, the overall need of the organization to attract, retain and motivate the executive team, and the total cost of compensation programs. The committee also reviews comprehensive summaries that detail the executives' total target and actual compensation for the year. The use of comprehensive summaries allows the committee to have a complete understanding of the executives' compensation and is valuable in the assessment of past and current compensation and how it relates to each executive's duties and responsibilities.

        Generally, annual cash incentive awards are reviewed in the early months of each year following the regulatory process that closes our prior fiscal year. Additionally, the target metrics for the following year's annual cash incentive awards are set and approved in conjunction with the budgeting process in the same time frame.

        Base salary adjustments and equity awards, generally consisting of RSUs, stock options or restricted stock, generally are made in the middle-of each year. Any changes made to the base salaries are normally effective immediately following approval. In June 2014, adjustments were made to our NEO's salaries and no action has yet been taken with respect to salaries for 2015. For returning NEOs, the adjustments fully eliminated the base salary reduction implemented in 2013 so that those NEOs resumed their base salary that was in effect for 2012. The new NEOs in 2014 received adjustments to compensate for their new roles and responsibilities within First Busey.

        Approval of grants for any newly-hired or promoted executives during the course of the year generally occurs at the Executive Management Compensation and Succession Committee meeting immediately following the hiring or promotion. We granted RSUs to our NEOs during June of 2014. We anticipate granting additional RSUs to our NEOs in mid-2015.

        Peer Comparison.    In establishing compensation, in May 2011, May 2012 and June 2014, the Executive Management Compensation and Succession Committee utilized an external consultant, Frederic W. Cook & Co., Inc. ("F.W. Cook"), to assist in the establishment of benchmarks and the collection of external market data on a market reference group. Our compensation peer group for our 2014 review included 17 similar publicly-traded financial companies, determined based on asset size, that provide banking and related services in a similar market area as First Busey, as follows:

1st Source Corp. (South Bend, IN)	First Midwest Bancorp, Inc. (Itasca, IL)	Old National Bancorp (Evansville, IN)
Pinnacle Financial Partners, Inc. (Nashville, TN)	CenterState Banks, Inc. (Davenport, FL)	Community Trust Bancorp, Inc. (Pikeville, KY)
Lakeland Financial Corp. (Warsaw, IN)	Heartland Financial USA, Inc. (Dubuque, IA)	Chemical Financial Corporation (Midland, MI)
Great Southern Bancorp, Inc. (Springfield, MO)	First Merchants Corp. (Muncie, IN)	Taylor Capital Group, Inc. (Rosemont, IL)
Bank Mutual Corp. (Milwaukee, WI)	MainSource Financial Group, Inc. (Greensburg, IN)	Republic Bancorp (Louisville, KY)
First Financial Corp. (Terre Haute, IN)	Enterprise Financial Services Corp. (St. Louis, MO)

        The Executive Management Compensation and Succession Committee does not utilize any stated weighting of external market data with which to benchmark compensation levels of NEOs. Instead, the committee evaluates the market data prepared by F.W. Cook, along with the other factors listed in this discussion to determine the appropriate compensation levels of each of our NEOs.

        Role of Executive Officers in Compensation Decisions.    The Executive Management Compensation and Succession Committee is ultimately responsible for all compensation decisions affecting our NEOs. Our Chief Executive Officer annually reviews with the committee the performance of each other NEO. This review is generally based on each executive's individual performance and contribution toward our performance during the year. Based on these reviews, the Chief Executive Officer makes specific recommendations first as to annual cash incentive award amounts and, later to the committee regarding adjustments to the base salary and the determination of RSUs grants. The committee takes the reviews and recommendations under advisement and exercises its discretion in modifying any recommended adjustments or awards to executives. The Chief Executive Officer does not participate in or make recommendations with respect to his own compensation. The committee independently reviews the performance of our Chief Executive Officer. As with the reviews of all other NEOs, this review is generally based on the Chief Executive Officer's individual performance and contribution toward our performance during the year. Based on the review, the committee determines in its sole discretion whether to make adjustments to the base salary and annual cash incentive award amounts for the Chief Executive Officer.

Components of Total Compensation

        The Executive Management Compensation and Succession Committee believes executive compensation packages provided by First Busey to its executives, including our NEOs, should include both cash and equity compensation that reward performance as measured against established corporate and personal goals. By dividing compensation between cash and noncash, or equity, compensation, the committee hopes to incent executives by rewarding them for performance that results in both short-term and long-term improvements in stockholder value. Each component is designed to achieve a specific purpose and to contribute to a total package that is competitive with similar packages provided by our compensation peers, appropriately performance-based, and valued by First Busey's executives. For 2014, the principal components of compensation for our NEOs were:

  •
  base salary;

  •
  cash incentive compensation;

  •
  equity incentive compensation; and

  •
  benefits and other perquisites.

        Base Salary.    We provide our NEOs and other employees with base salary to compensate them for services rendered during the year. During its review of base salaries for NEOs, including in the context of negotiating contractual terms with individuals, the Executive Management Compensation and Succession Committee primarily considers:

  •
  individual scope of responsibility;

  •
  years of experience;

  •
  market data, such as that obtained from a review of our compensation peers;

  •
  internal review of the executive's compensation, both individually and relative to other officers; and

  •
  individual performance of the executive.

        Salary levels are typically considered annually as part of First Busey's performance review process as well as upon a promotion or other change in job responsibility.

        Cash Incentive Compensation.    All NEOs participate in our annual cash incentive program, under which they can receive cash incentive compensation, normally in the form of a cash incentive payment. Cash incentive awards are cash-based awards, which are based on achievement of earnings-per-share or other corporate performance goals and achievement of individual goals, which are intended to reward achievement of short-term company-wide goals that lead to increases in stockholder value.

        Participants in the cash incentive program typically receive awards based on the achievement by First Busey of specified diluted earnings per share and other financial targets at the corporate level, as well as qualitative aspects covering risk management and balance sheet strength, including credit measures. The earnings per share and financial targets are generally set in the early months of each year by the Executive Management Compensation and Succession Committee in conjunction with the Company's budget approval process. The 2014 performance goals for our NEOs were based on several criteria. Each year, typically during the early months of the year, the committee and board set a cash incentive pool that is the aggregate amount eligible to be paid out to all employees in cash incentive awards. Historically, the cash incentive pool has been determined based upon comparison with cash incentive payments of the compensation peer group, contractual requirements and financial performance targets. The amount of an individual's potential incentive award is generally based on a participant's position and individual performance.

        Balance sheet strength remained a priority, and asset quality and capital strength, as well as regulatory performance, were evaluated on a quantitative and qualitative basis. In addition, specific goals were set relating to net interest income, operating expense, return on average assets, non-interest income growth, earnings per share and relative total stock return. Details are provided below under the heading "2014 Compensation Determinations—Cash Incentive Compensations" with respect to the weighting of, and actual performance relative to, each of these goals.

        The board has retained the discretion to adjust any awards determined by the formula to ensure that the final awards made to particular participants are consistent with those made to other executives and to make adjustments to the financial performance objectives for extraordinary events. Individual performance is considered in determining final awards for all cash incentive program participants.

        Equity Incentive Compensation.    The Executive Management Compensation and Succession Committee believes that equity compensation is an effective way of creating a long-term link between the compensation provided to officers and other key management personnel with gains to be realized by stockholders. Our equity compensation programs are also intended to support pay-for-performance, foster employee stock ownership and focus the management team on increasing value for the stockholders. In addition, the committee believes that equity compensation provides balance to the total direct compensation structure, with the bonus program focusing on the achievement of year-to-year goals, while equity compensation creates incentives for increases in stockholder value over a longer term.

        Traditionally, we have granted stock options or RSUs to our NEOs under our equity incentive plans. First Busey adopted the First Busey Corporation 2010 Equity Incentive Plan (the "2010 Plan") on March 16, 2010, which our stockholders approved on May 19, 2010, and under which we currently grant equity awards. The 2010 Plan is designed to encourage ownership of our common stock by our employees and directors, to provide additional incentive for them to promote the success of our business, and to attract and retain talented personnel. All of our employees and directors and those of our subsidiaries are eligible to receive awards under the 2010 Plan. The 2010 Plan is subject to re-approval under Proposal 4.

        The 2010 Plan is administered by the Executive Management Compensation and Succession Committee. Grants are generally at the discretion of the board, and generally are made subsequent to the annual stockholders' meeting. We believe it is important to make awards at similar times each year to ensure that the timing of awards does not affect their value. Consistent with timing of our executive evaluation and compensation adjustment cycle, equity grants were made in June of 2014. We anticipate granting additional RSUs to our NEOs in mid-2015.

        Equity awards are generally based on recommendations of the Executive Management Compensation and Succession Committee and approved by the full board. When making award decisions, the committee considers the nature of the services rendered or to be rendered by the employee, and the employee's present and potential contributions to the success of First Busey.

        In 2014, First Busey adopted a stock ownership policy for our directors and NEOs to promote a long-term perspective in managing First Busey, and to help align the interests of our stockholders, directors and top executives. The guidelines approved by First Busey, and with which the directors and NEOs have five years to comply, are:

Participant	Target ownership level
Directors	3x annual cash retainer fees
Chief Executive Officer	3x annual salary
All other NEOs	2x annual salary

        Benefits and Other Perquisites.    Our NEOs are eligible to participate in the same benefit plans designed for all of our full-time employees, including health, dental, disability and basic group life insurance coverage. We provide retirement benefits to all eligible full-time employees under the First Busey Corporation Profit Sharing and 401(k) Plan (the "401(k) Plan"). The 401(k) Plan provides employees the opportunity to save for retirement on a tax-favored basis. NEOs, all of whom were eligible during 2014, may elect to participate in the 401(k) Plan on the same basis as all other employees. Each of our eligible employees participates in the profit sharing element of the 401(k) Plan.

        All NEOs are provided with death benefits under portable term life insurance policies. The premiums on the term life insurance policies are paid by First Busey on behalf of the covered employee, so long as they remain employed by First Busey.

        Deferred Compensation Plan.    First Busey's Executive Deferred Compensation Plan provides a means for participants to voluntarily defer a portion of their salary or bonus. This plan is an unfunded, nonqualified deferred compensation arrangement. While current participants in the Deferred Compensation Plan are permitted to continue participating in the plan, it is no longer open to new participants. During 2014, twelve executives deferred compensation under the plan. The aggregate amount owed to executives under the plan is $5,114,682.

        Generally, a participant in the plan will be entitled to receive the value of his or her account at the time of termination. However, in general, if a participant terminates prior to attaining age 55 and accumulating at least five years of total service, the value of earnings credited to his or her account will be recalculated based on a 20% reduction to the interest yield. The default payment schedule under the plan is 120 monthly installments, although a participant can elect to extend the payment schedule in certain circumstances.

        Change in Control Benefits.    Each of Messrs. Dukeman, Elliott, Mooney, Plecki, and Shroyer is a party to an agreement that provides for certain payments and benefits if his employment is terminated following a change in control. In each instance, if our NEO's employment is terminated by us or the NEO within one year of a change in control of First Busey, the NEO is entitled to receive certain cash payments and other benefits. The purpose of these payments and benefits is to attract and retain talented executives and to encourage them to pursue transactions that maximize stockholder value, even though their own employment may not be secure following such transaction. Additionally, we believe these agreements help provide for stability in our executive team in the event of a change in control. Further, pursuant to his employment agreement which has been in place since 2006, Mr. Dukeman is also entitled to a tax gross-up, which provides generally that, if he receives payments or benefits in connection with a change in control of First Busey, to the extent such payments or benefits constitute "excess parachute payments" under Section 280G of the Internal Revenue Code, he generally will be paid an additional amount that will offset, on an after-tax basis, the effect of any excise tax consequently imposed on him under Section 4999 of the Internal Revenue Code.

Impact of Accounting and Tax Issues on Executive Compensation

        In setting each individual executive's compensation levels, we consider a variety of accounting and tax issues. Section 162(m) of the Internal Revenue Code limits the deductibility of annual compensation in excess of $1.0 million paid to the Chief Executive Officer and our next three highest paid officers (but excluding, in all cases, the Chief Financial Officer), to the extent they are listed officers on the last day of any given tax year. However, compensation is exempt from this limit if it qualifies as "performance-based compensation." Performance-based compensation generally includes only payments that are contingent on achievement of performance objectives, and excludes fixed or guaranteed payments. Although we will consider deductibility under Section 162(m) with respect to the compensation arrangements for executive officers, deductibility will not be the sole factor used in determining appropriate levels or methods of compensation. Since our objectives may not always be consistent with the requirements for full deductibility, we may enter into compensation arrangements under which payments would not be deductible under Section 162(m).

2014 Compensation Determinations

        Base Salaries.    Effective June 1, 2014, based upon the recommendation of First Busey's senior management and the concurrence of the Executive Management Compensation and Succession Committee, the base salary for each of our NEOs was increased. For Messrs. Dukeman, Plecki, and

Shroyer the June 1, 2014 increase fully eliminated the 5% base salary reduction effective April 1, 2013 so that Messrs. Dukeman, Plecki, and Shroyer have resumed the base salary paid in 2012.

        Base salaries for each NEO, which have been effective since June 1, 2014, are set forth below:

Executive Officer	Salary
Van A. Dukeman	$550,000
Robin N. Elliott	$275,000
Howard F. Mooney II	$250,000
Robert F. Plecki, Jr.	$275,000
Christopher M. Shroyer	$275,000

        Cash Incentive Compensation.    The Executive Management Compensation and Succession Committee determined NEO annual cash bonuses for the 2014 performance period in March 2015. Cash bonuses were paid in March 2015 to Messrs. Dukeman, Elliott, Mooney, Plecki, and Shroyer, respectively, in the following amounts: $346,500; $145,000; $130,000; $145,000; and $140,000. The 2014 performance goals for our NEOs were based on several criteria, including performance to financial targets, quantitative and qualitative targets for balance sheet strength and risk, including credit and regulatory. The specific goals for our NEOs and performance against financial targets are set forth in the table below.

        Balance sheet strength, profitability and growth, in that order is a mantra that guides our performance culture. Balance sheet strength, based primarily on asset quality, liquidity, and capital strength, along with regulatory performance, were evaluated, with all criteria determined to have been met. Asset quality was excellent with $9.2 million in non-performing assets, allowance to total loans of 1.96%, an allowance to non-performing loan ratio of 527% and a solid classified asset ratio. We would consider an allowance to total loan ratio of 1.50%, net of acquired loans, satisfactory along with an allowance to non-performing loan ratio in excess of 100% as satisfactory. Our capital ratios were very strong at both the holding company level and bank level with both entities exceeding our targets of 12% Total Capital and 8% Tier 1 Leverage Ratio. Our liquidity and risk profile remained very strong in 2014. We believe we did not stretch our liquidity or risk profiles to achieve our results for 2014. Aspects considered in this analysis were our level of core funding to overall funding, ratio of liquid assets to assets, available sources of liquidity, relationship with our regulators and regulatory exam results.

Bonus Performance Measures ($ in thousands)	2014 Target	2014 Actual	2014 Performance(1)	Weighting	2014 Allocation
Net interest income	$101,822	$101,576	100%	15%	14.96%
Operating expense	$110,452	$108,209	102%	10%	10.21%
Return on average assets	0.89%	0.91%	102%	25%	25.59%
Non-interest income, ex gains	$54,887	$53,442	97%	15%	14.61%
Earnings per share	0.36	0.37	103%	25%	25.69%
Total stock return relative to peer average	6.72%	16.00%	238%	10%	23.81%

(1)
2014 performance attainment metrics are rounded to the nearest whole percent.

        A total 2014 allocation of 114.87% is shown in the table above. The Executive Management Compensation and Succession Committee approved a rate of 105% to be used for calculating the 2014 bonus amounts. In 2014, the bonus program provided that our Chief Executive Officer would receive up to 60% of his salary adjusted for the approved rate and all other NEOs would receive up to 50% of their salaries adjusted for the approved rate. The Executive Management Compensation and Succession Committee also reserves the right to modify the payouts, in its sole discretion, which it did down from the calculated 114.87% weighted achievement primarily due to lower than desired loan net interest income and non-interest income growth.

        Equity Incentive Compensation.    The Executive Management Compensation and Succession Committee believes that incentive compensation should be an important part of compensation for the leaders of First Busey, both short-term, cash-based programs and long-term, equity-based programs. The committee and board want the incentives to be appropriate and reasonable relative to its peers. During June of 2014, First Busey granted discretionary RSU awards to our NEOs as reflected in the "Grants of Plan-Based Awards" table below.

2015 Compensation Determinations

        Base Salaries.    First Busey has not yet made NEO salary adjustments for 2015 and expects determinations to be made mid-year. We do not expect any significant adjustments to NEO's salaries in 2015.

        Cash Incentive Compensation.    The 2015 bonus performance measures for our NEOs will remain substantially similar to those employed in 2014, while the actual targeted amount and relative weighting remaining consistent and set with the approval of the 2015 budget. The bonus amounts will remain subject to adjustment to reflect qualitative and regulatory considerations, as noted above, as well as individual performance.

        Equity Incentive Compensation.    The Executive Management Compensation and Succession Committee believes that long-term, equity-based compensation should be an important part of compensation for the leaders of First Busey. Consistent with past practices, the committee will not make 2015 equity grants until mid-year.

.. Table of Contents

EXECUTIVE MANAGEMENT COMPENSATION AND SUCCESSION COMMITTEE REPORT

        We have reviewed and discussed the foregoing CD&A with management. Based on our review and discussion with management, we have recommended to the board of directors that the CD&A be included in this proxy statement.

Submitted by:

The First Busey Corporation Executive Management Compensation and Succession Committee

        Joseph M Ambrose (Chairman)
David J. Downey
V.B. Leister, Jr.
August C. Meyer, Jr.

COMPENSATION OF NAMED EXECUTIVE OFFICERS

        The following tables quantify and discuss the compensation components provided to our NEOs. All tables should be read in conjunction with the CD&A above. The Summary Compensation Table should be read in conjunction with the footnotes and narrative that follow. Each of our NEOs is also a party to an employment agreement with First Busey, the material terms of which are described under "Potential Payments Upon Termination or Change in Control Disclosure."

Summary Compensation Table

        The following table sets forth information concerning the compensation of our NEOs—which consist of our Chief Executive Officer, Chief Financial Officer, and our three other most highly compensated executive officers—in 2014. Salary includes amounts deferred at the officer's election.

Name and Principal Position	Year(1)	Salary ($)	Bonus ($)(2)	Stock Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(4)	All Other Compensation ($)(5)	Compensation ($)
Van A. Dukeman	2014	$537,308	$346,500	$264,000	—	$18,970	$27,608	$1,194,386
President and Chief Executive	2013	$530,433	$264,000	$125,000	—	$23,245	$26,729	$969,407
Officer	2012	$550,000	$90,000	$125,000	—	$27,919	$25,799	$818,718

Robin N. Elliott	2014	$256,731	$145,000	$110,000	—	—	$20,682	$532,413
Chief Financial Officer

Howard F. Mooney II	2014	$240,216	$130,000	$94,000	—	$3,085	$20,449	$487,750
Chief Information Officer and President and Chief Executive
Officer of FirsTech, Inc.

Robert F. Plecki, Jr.	2014	$268,654	$145,000	$110,000	—	$4,734	$23,558	$551,946
Chief Operating Officer and	2013	$265,216	$110,000	$75,000	—	$5,871	$22,996	$479,083
Chief Credit Officer	2012	$275,000	$65,000	$60,000	—	$6,441	$22,401	$428,842

Christopher M. Shroyer	2014	$268,654	$140,000	$110,000	—	$5,701	$23,180	$547,535
President and Chief Executive	2013	$265,216	$110,000	$75,000	—	$7,021	$22,469	$479,706
Officer of Busey Bank	2012	$275,000	$55,000	$60,000	—	$7,870	$21,332	$419,202

(1)
Mr. Elliott and Mr. Mooney were not NEOs prior to 2014.

(2)
Amounts reflected for 2014 represent bonuses paid in March 2015 for the 2014 performance period that were determined after the Executive Management Compensation and Succession Committee reflected on final financial results for 2014. Amounts reflected for 2013 represent bonuses paid in March 2014 for the 2013 performance period that were determined after the Executive Management Compensation and Succession Committee reflected on final financial results for 2013. No bonuses were paid in 2013 with respect to the 2012 performance period. Amounts reflected for 2012 represent discretionary bonuses paid in July 2012 for the 2011 performance period that were not determined until after the Executive Management Compensation and Succession Committee could reflect on final financial results for 2011, as well as financial results for the first quarter of 2012.

(3)
Represents the aggregate grant date fair value of stock awards in accordance with FASB ASC Topic 718. The assumptions used in calculating these amounts are set forth in Note 16 to our audited financial statements for our fiscal year ended December 31, 2014.

(4)
Represents above-market interest on deferred compensation. Interest under the First Busey Executive Deferred Compensation Plan is determined according to the plan document and is 125% of the declared interest rate on Security Life Corp. III policies for the current calendar month as determined by Security Life of Denver (or any successor thereto). If that rate is no longer published or no longer deemed appropriate by the Executive Management Compensation and Succession Committee, the committee may select a substantially similar rate. During 2014, interest under the First Busey Executive Deferred Compensation Plan accrued at a rate of 5.43% per annum.

(5)
All other compensation for our NEOs during 2014 is summarized in the table immediately below.

Name	Life and Disability Insurance	Employer Contributions to Retirement Plans(a)	Wellness Benefits	Total All Other Compensation
Van A. Dukeman	$7,662	$19,802	$144	$27,608
Robin N. Elliott	$880	$19,802	—	$20,682
Howard F. Mooney II	$2,927	$17,522	—	$20,449
Robert F. Plecki, Jr.	$3,612	$19,802	$144	$23,558
Christopher M. Shroyer	$2,627	$20,553	—	$23,180

(a)
Includes matching and profit sharing contributions to the 401(k) Plan.

Grants of Plan-Based Awards

        The following table sets forth information regarding grants of awards made to our NEOs during 2014 under First Busey's plans.

Name	Type of Award(1)	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units (#)(2)	Grant Date Fair Value of Stock Awards ($)(3)
Van A. Dukeman	RSUs	June 23, 2014	45,205	$264,000
Robin N. Elliott	RSUs	June 23, 2014	18,836	$110,000
Howard F. Mooney II	RSUs	June 23, 2014	16,096	$94,000
Robert F. Plecki, Jr.	RSUs	June 23, 2014	18,836	$110,000
Christopher M. Shroyer	RSUs	June 23, 2014	18,836	$110,000

(1)
All recipients earn quarterly dividends on their respective RSUs. As recipients do not have actual dividend rights until the shares are transferred in connection with the RSUs, dividends earned are referred to as dividend equivalents. These dividend equivalents are accrued during the vesting period and are subject to the same vesting, payment and other terms and conditions as the original RSUs to which they relate. Therefore, dividends earned each quarter compound based upon the updated share balances. Dividend equivalents are reinvested at the stock's market price on the dividend payment date.

(2)
Awards vest June 23, 2019 subject to the grantee's continued service with First Busey, with accelerated vesting upon a change in control of First Busey or upon termination of the grantee's service due to the grantee's death or disability.

(3)
Represents the aggregate grant date fair value of stock and option awards for the year ended December 31, 2014, in accordance with FASB ASC Topic 718.

Outstanding Equity Awards at Fiscal Year End

        The following table sets forth information concerning the exercisable and unexercisable stock options and unvested stock awards held by our NEOs as of December 31, 2014. Market values are presented as of the end of 2014 for outstanding stock awards (based on a closing price of First Busey's common stock on December 31, 2014 of $6.51).

	OPTION AWARDS				STOCK AWARDS(1)
Name	Number of Securities Underlying Unexercised Options—(#) Exercisable	Number of Securities Underlying Unexercised Options—(#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)
Van A. Dukeman	11,625	—	$19.09	02/15/2015	—	—
	11,625	—	$19.41	02/21/2016	—	—
	—	—	—	—	167,488	$1,090,347
Robin N. Elliott	—	—	—	—	55,118	$358,818
Howard F. Mooney II	6,200	—	$19.09	02/15/2015	—	—
	6,200	—	$19.41	02/21/2016	—	—
	—	—	—	—	58,572	$381,304
Robert F. Plecki, Jr.	6,200	—	$19.09	02/15/2015	—	—
	6,200	—	$19.41	02/21/2016	—	—
	—	—	—	—	69,694	$453,708
Christopher M. Shroyer	6,200	—	$19.09	02/15/2015	—	—
	6,200	—	$19.41	02/21/2016	—	—
	—	—	—	—	69,694	$453,708

(1)
All stock award grants reflected in this table represent RSUs that vest in accordance with the schedules set forth below subject to the grantee's continued service with First Busey, with accelerated vesting upon a change in control of First Busey or upon termination of the grantee's service due to the grantee's death or disability. See "Potential Payments Upon Termination or Change in Control Disclosure" below for further information. All unvested stock awards reflected in this table do not include dividend equivalents earned during the vesting period. Vesting dates by NEO are as follows:

  Van A. Dukeman—47,368 units on July 12, 2015; 23,630 units on July 13, 2016; 26,483 units on July 24, 2017; 24,802 units on August 1, 2018; and 45,205 units on June 23, 2019.

  Robin N. Elliott—6,316 units on July 12, 2015; 9,452 units on July 13, 2016; 10,593 units on July 24, 2017; 9,921 units on August 1, 2018; and 18,836 units on June 23, 2019.

  Howard F. Mooney II—10,526 units on July 12, 2015; 9,452 units on July 13, 2016; 10,593 units on July 24, 2017; 11,905 units on August 1, 2018; and 16,096 units on June 23, 2019.

  Robert F. Plecki, Jr.—12,632 units on July 12, 2015; 10,633 units on July 13, 2016; 12,712 units on July 24, 2017; 14,881 units on August 1, 2018; and 18,836 units on June 23, 2019.

  Christopher M. Shroyer—12,632 units on July 12, 2015; 10,633 units on July 13, 2016; 12,712 units on July 24, 2017; 14,881 units on August 1, 2018 and 18,836 units on June 23, 2019.

Option Exercises and Stock Vested in 2014

        Our NEOs did not exercise any stock options and did not have any vesting of stock awards in 2014.

Nonqualified Deferred Compensation Table

        The following table sets forth information concerning NEO benefits under the First Busey Executive Deferred Compensation Plan. A description of the First Busey Executive Deferred Compensation Plan can be found in the CD&A under "Deferred Compensation Plan."

Name	Executive Contributions in Last FY ($)(1)	Aggregate Earnings in Last FY ($)(2)	Aggregate Balance at Last FYE ($)
Van A. Dukeman	$53,265	$51,843	$1,025,545
Robin N. Elliott	—	—	—
Howard F. Mooney II	$2,402	$7,952	$155,629
Robert F. Plecki, Jr.	$26,865	$13,979	$284,862
Christopher M. Shroyer	$26,865	$16,412	$332,109

(1)
Amounts reflect contributions of deferred salary and are included in the "Salary" column, in the Summary Compensation Table for 2014.

(2)
In addition to regular interest and other earnings accrued during 2014, amounts include above-market earnings under the First Busey Executive Deferred Compensation Plan, which above-market earnings are also reflected in the "Change in Pension Value and Nonqualified Deferred Compensation Earnings" column of the Summary Compensation Table for 2014. The amount of Aggregate Earnings attributable to above-market earnings for Messrs. Dukeman, Mooney, Plecki, and Shroyer is $18,970, $3,085, $4,734, and $5,701 respectively.

        The First Busey Executive Deferred Compensation Plan was designed, in part, to assist our executives with retirement planning. While current participants in the Executive Deferred Compensation Plan may continue to participate in the plan, it is no longer open to new participants. Under terms of the First Busey Executive Deferred Compensation Plan, participants are entitled to defer up to 15% of their salary and bonus. First Busey did not make any matching or other employer contributions to the First Busey Executive Deferred Compensation Plan for 2014 for any NEOs. None of the NEOs took a distribution or withdrawal from the First Busey Executive Deferred Compensation Plan for 2014. As of December 31, 2014, deferred amounts accrue interest at a rate of 5.43% per annum. The "Aggregate Balance at Last FYE" column represents the amount due our NEOs as of December 31, 2014.

Potential Payments Upon Termination or Change in Control Disclosure

        Each of Messrs. Dukeman, Elliott, Mooney, Plecki, and Shroyer has an employment agreement that provides for certain severance payments following certain termination events, including a termination following a "change in control" of First Busey. Each of Messrs. Dukeman, Elliott, Mooney, Plecki, and Shroyer is subject to a confidentiality provision and a one-year noncompetition covenant following the termination of his respective employment. Payments due upon termination will be paid by First Busey in equal biweekly installments for a period of 1 year, or if the termination is pursuant to a change in control, 2 years (3 years for Mr. Dukeman).

        Mr. Dukeman's agreement provides for one-year employment terms beginning each January 1 that automatically renew each year unless either Mr. Dukeman or First Busey provides the other with notice of nonrenewal. The agreement reflects the terms and conditions of Mr. Dukeman's employment with

First Busey and entitles him to an annual base salary and annual performance bonuses and profit sharing benefits in accordance with First Busey's plans, as well as participation generally in First Busey's other employee benefit plans. Mr. Dukeman's agreement provides that if he is terminated without cause, if he terminates his employment due to constructive discharge, or if his employment is terminated due to disability or death, he or his named beneficiary will receive an amount equal to the sum of his annual base salary plus the amount of his most recent performance bonus; and if such termination occurs prior to the end of the current agreement term, the value of contributions under First Busey's retirement and employee benefit plans that would have been made through such term if he remained employed (the "Dukeman Severance Payment"). Mr. Dukeman will also be entitled to receive company-paid life, health and disability insurance for one year following the effective date of his termination. Additionally, under his employment agreement, Mr. Dukeman will be entitled to receive the difference between the severance amounts described in the preceding two sentences and the greater of $900,000 or three times the Dukeman Severance Payment if his employment is terminated by First Busey without cause, by him due to constructive discharge or due to his disability or death, in each case within the 18-month period before a change in control of First Busey. Mr. Dukeman will be entitled to receive the greater of $900,000 or three times the Dukeman Severance Payment if: (a) his employment terminates for any reason within the one-year period after a change in control; or (b) his employment is terminated by First Busey for any reason within the 18-month period before, or at any time after, a change in control of First Busey. Mr. Dukeman will also be entitled to receive life, health and disability insurance for the three years following the effective date of such termination pursuant to a change in control. Mr. Dukeman will be entitled to receive a gross-up payment from First Busey in the event that any amounts payable to him under his employment agreement for the other payments and benefits received by him are subject to penalties as excess parachute payments under the Internal Revenue Code.

        Mr. Elliott's agreement provides for one-year employment terms that automatically renew each year unless either Mr. Elliott or First Busey provides the other with notice of nonrenewal. The agreement reflects the terms and conditions of Mr. Elliott's employment with First Busey and entitles him to an annual base salary and annual performance bonuses and profit sharing benefits in accordance with First Busey's plans, as well as participation generally in First Busey's other employee benefit plans. Mr. Elliott's agreement provides that, in the event that he is terminated without cause or if he terminates for good reason, he or his beneficiary will receive a severance payment equal to the sum of his applicable annual base salary plus the amount of his most recent performance bonus (the "Elliott Severance Payment"). Mr. Elliott will also be entitled to receive continued health insurance at the same cost as during his employment for a period of one year following the effective date of termination. If First Busey or its successor terminates Mr. Elliott's employment without cause, or if he terminates for good reason within one year after a change in control, Mr. Elliott will be entitled to receive an amount equal to two times the Elliott Severance Payment. Mr. Elliott will also be entitled to receive continued health insurance at the same cost as during his employment for a period of 18 months following the effective date of such a termination pursuant to a change in control.

        Mr. Mooney's agreement provides for one-year employment terms that automatically renew each year unless either Mr. Mooney or First Busey provides the other with notice of nonrenewal. The agreement reflects the terms and conditions of Mr. Mooney's employment with First Busey and entitles him to an annual base salary and annual performance bonuses and profit sharing benefits in accordance with First Busey's plans, as well as participation generally in First Busey's other employee benefit plans. Mr. Mooney's agreement provides that, in the event that he is terminated without cause or if he terminates for good reason, he or his beneficiary will receive a severance payment equal to the sum of his applicable annual base salary plus the amount of his most recent performance bonus (the "Mooney Severance Payment"). Mr. Mooney will also be entitled to receive continued health insurance at the same cost as during his employment for a period of one year following the effective date of termination. If First Busey or its successor terminates Mr. Mooney's employment without cause or if he terminates for good reason within one year after a change in control, Mr. Mooney will be entitled to receive an amount equal to two times the Mooney Severance Payment. Mr. Mooney will also be entitled to receive continued health insurance at the same cost as during his employment for a period of 18 months following the effective date of such a termination pursuant to a change in control.

        Mr. Plecki's agreement provides for one-year employment terms that automatically renew each year unless either Mr. Plecki or First Busey provides the other with notice of nonrenewal. The agreement reflects the terms and conditions of Mr. Plecki's employment with First Busey and entitles him to an annual base salary and annual performance bonuses and profit sharing benefits in accordance with First Busey's plans, as well as participation generally in First Busey's other employee benefit plans. Mr. Plecki's agreement provides that, in the event that he is terminated without cause or if he terminates due to constructive discharge, he or his beneficiary will receive a severance payment equal to the sum of his applicable annual base salary plus the amount of his most recent performance bonus plus the value of First Busey's contributions under tax-qualified retirement plans made for the calendar year preceding the year of termination (the "Plecki Severance Payment"). Mr. Plecki will also be entitled to receive continued health insurance at the same cost as during his employment for a period of one year following the effective date of termination. If First Busey or its successor terminates Mr. Plecki's employment without cause, or if he terminates due to constructive discharge within one year after a change in control, Mr. Plecki will be entitled to receive an amount equal to two times the Plecki Severance Payment. Mr. Plecki will also be entitled to receive continued health insurance at the same cost as during his employment for a period of two years following the effective date of such a termination pursuant to a change in control.

        Mr. Shroyer's agreement provides for one-year employment terms that automatically renew each year unless either Mr. Shroyer or First Busey provides the other with notice of nonrenewal. The agreement reflects the terms and conditions of Mr. Shroyer's employment with First Busey and entitles him to an annual base salary and annual performance bonuses and profit sharing benefits in accordance with First Busey's plans, as well as participation generally in First Busey's other employee benefit plans. Mr. Shroyer's agreement provides that, in the event that he is terminated without cause or if he terminates due to constructive discharge, he or his beneficiary will receive a severance payment equal to the sum of his applicable annual base salary plus the amount of his most recent performance bonus plus the value of First Busey's contributions under tax-qualified retirement plans made for the calendar year preceding the year of termination (the "Shroyer Severance Payment"). Mr. Shroyer will also be entitled to receive continued health insurance at the same cost as during his employment for a period of one year following the effective date of termination. If First Busey or its successor terminates Mr. Shroyer's employment without cause or if he terminates due to constructive discharge within one year after a change in control, Mr. Shroyer will be entitled to receive an amount equal to two times the Shroyer Severance Payment. Mr. Shroyer will also be entitled to receive continued health insurance at the same cost as during his employment for a period of two years following the effective date of such a termination pursuant to a change in control.

        The following table shows potential payments to our NEOs following certain termination events, including a termination following a change in control of First Busey. The amounts shown assume that termination was effective as of December 31, 2014, and are estimates of the amounts that would be paid to the executives upon termination. The actual amounts to be paid can only be determined at the actual time of an executive's termination.

Name	Type of Payment	Involuntary Termination (No Change in Control)(1)	Termination Due to Disability or Death	Involuntary Termination (Change in Control)(1)	Voluntary Termination (Change in Control)	Change in Control (No Termination)
Van A. Dukeman	Cash Severance Payment	$833,802	$833,802	$2,501,406	$2,501,406	—
	Life, Health & Disability	$18,942	$18,942	$56,826	$56,826	—
	Gross-Up Payment(2)	—	—	$1,206,233	$1,206,233	—
	Acceleration of Equity Awards	—	$1,090,347	$1,090,347	$1,090,347	$1,090,347
Robin N. Elliott	Cash Severance Payment	$385,000	—	$770,000	—	—
	Health(3)	—	—	—	—	—
	Acceleration of Equity Awards	—	$358,818	$358,818	$358,818	$358,818
Howard F. Mooney II	Cash Severance Payment	$344,000	—	$688,000	—	—
	Health	$6,142	—	$9,213	—	—
	Acceleration of Equity Awards	—	$381,304	$381,304	$381,304	$381,304
Robert F. Plecki, Jr.	Cash Severance Payment	$404,802	—	$809,604	—	—
	Health	$6,142	—	$12,284	—	—
	Acceleration of Equity Awards	—	$453,708	$453,708	$453,708	$453,708
Christopher M. Shroyer	Cash Severance Payment	$405,552	—	$811,104	—	—
	Health	$6,142	—	$12,284	—	—
	Acceleration of Equity Awards	—	$453,708	$453,708	$453,708	$453,708

(1)
Involuntary Termination includes termination by First Busey without Cause or by the NEO for Good Reason or due to Constructive Discharge as defined in the applicable employment agreements.

(2)
Estimated calculation based on a federal tax rate of 39.6%, state income tax rate of 5.0%, Medicare tax rate of 2.35% and excise tax of 20.0%.

(3)
Mr. Elliott has waived insurance through First Busey.

        As reflected in the table above, each NEO's outstanding RSUs, as reflected in the "Outstanding Equity Awards at Fiscal Year End" table above vest upon a change in control of First Busey or upon a termination of the officer's service due to the officer's death or disability.

EXECUTIVE MANAGEMENT COMPENSATION AND SUCCESSION COMMITTEE
INTERLOCKS AND INSIDER PARTICIPATION

        During 2014, the following individuals served as members of the Executive Management Compensation and Succession Committee: Joseph M. Ambrose (Chairman), David J. Downey, V.B. Leister, Jr. and August C. Meyer, Jr. None of these individuals has ever served as an officer or employee of First Busey or any of our subsidiaries. Additionally, none of these individuals has any relationships with First Busey or any of our subsidiaries requiring disclosure under "Certain Relationships and Related-Person Transactions" below, except as discussed in such section with respect to Mr. Meyer. The Executive Management Compensation and Succession Committee members have no interlocking relationships requiring disclosure under the rules of the Securities and Exchange Commission.

PROPOSAL 3:
NONBINDING, ADVISORY VOTE TO APPROVE EXECUTIVE OFFICER COMPENSATION

        Section 14A of the Exchange Act, as created by Section 951 of the Dodd-Frank Act, and the rules and regulations promulgated thereunder, require publicly traded companies, such as First Busey, to conduct a separate stockholder advisory vote to approve the compensation of certain executive officers, as disclosed pursuant to the Securities and Exchange Commission's compensation disclosure rules, commonly referred to as a "say-on-pay" vote. In a nonbinding advisory vote on the frequency of say-on-pay votes held at our 2012 Annual Meeting, our stockholders voted in favor of conducting say-on-pay votes annually. In light of this result, and other factors considered by our board of directors, our board has determined that we will hold say-on-pay votes on an annual basis until the next advisory vote on such frequency, which is expected to take place at our 2018 Annual Meeting.

        As described in more detail in the CD&A section of this proxy statement, the overall objectives of First Busey's compensation programs have been to align executive officer compensation with the success of meeting long-term strategic operating and financial goals. Stockholders are urged to read the CD&A section of this proxy statement, as well as the Summary Compensation Table and other related compensation tables and narrative disclosure that describe the compensation of our NEOs in 2014. The Executive Management Compensation and Succession Committee and the board of directors believe that the policies and procedures articulated in the CD&A section are effective in implementing our compensation philosophy and achieving its goals, and that the compensation of our NEOs in fiscal year 2014 reflects and supports these compensation policies and procedures.

        The following resolution is submitted for stockholder approval:

  "RESOLVED, that First Busey Corporation's stockholders approve, on an advisory basis, its executive compensation as described in the section captioned 'Compensation Discussion and Analysis' and the tabular disclosure regarding named executive officer compensation under 'Compensation of Named Executive Officers' contained in First Busey's proxy statement dated April 17, 2015."

        Approval of this resolution requires the affirmative vote of a majority of shares having voting power present at the 2015 Annual Meeting. While this say-on-pay vote is required, as provided in Section 14A of the Exchange Act, it is not binding on our board of directors and may not be construed as overruling any decision by the board. However, the Executive Management Compensation and Succession Committee will take into account the outcome of the vote when considering future compensation arrangements.

Board Recommendation

        The board of directors recommends stockholders vote to approve the overall compensation of our NEOs by voting "FOR" this proposal. Proxies properly signed and returned will be voted "FOR" this proposal unless stockholders specify otherwise.

PROPOSAL 4:
TO APPROVE THE MATERIAL PLAN TERMS OF THE FIRST BUSEY CORPORATION 2010 EQUITY
INCENTIVE PLAN, FOR PURPOSES OF COMPLYING WITH THE REQUIREMENTS OF
SECTION 162(m) OF THE INTERNAL REVENUE CODE

Overview

        The First Busey Corporation 2010 Equity Incentive Plan is intended to promote the long-term financial success of First Busey, attract, retain and reward persons who can and do contribute to such success, and further align the participants' interests with those of our stockholders. The board of directors believes that First Busey's interests are best advanced by providing an incentive for the efforts of employees, officers, non-employee directors and other service providers, in each case who are selected to be participants, to continue working toward and contributing to the success and progress of First Busey. The board of directors believes that our ability to grant equity-based awards is an important component in our effort to effectively compete for and appropriately motivate and reward key talent. The First Busey Corporation 2010 Equity Incentive Plan was originally approved by the board and First Busey's stockholders at First Busey's 2010 Annual Meeting of Stockholders. First Busey approved the First Amendment to the First Busey Corporation 2010 Equity Incentive Plan effective as of the date of the 2015 Annual Meeting of Stockholders and subject to the approval of the stockholders. First Busey is asking in this Proposal 4 that stockholders approve the material terms of the First Busey Corporation 2010 Equity Incentive Plan, as amended by the First Amendment to the First Busey Corporation 2010 Equity Incentive Plan (the "2010 Equity Plan"), so that awards granted under the 2010 Equity Plan that are intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the IRC ("Section 162(m)") may be fully deductible by First Busey and its subsidiaries. While First Busey believes it is important to have the flexibility to grant fully deductible awards, as a general matter, First Busey reserves the right to pay compensation to its executives that is not fully deductible.

        The 2010 Equity Plan is designed to allow for the granting of awards intended to qualify for exemption from the deduction limitations of Section 162(m) by providing "performance-based compensation" to "covered employees" within the meaning of Section 162(m). Under Section 162(m), the federal income tax deductibility of compensation paid to First Busey's Chief Executive Officer and three other most highly compensated officers (other than First Busey's Chief Executive Officer or Chief Financial Officer) determined pursuant to the executive compensation disclosure rules under the Exchange Act ("Covered Employees") may be limited to the extent such compensation exceeds $1,000,000 in any taxable year. However, First Busey may deduct compensation paid to its Covered Employees in excess of that amount if it qualifies as "performance-based compensation" as defined in Section 162(m).

        In addition to certain other requirements, in order for awards under the 2010 Equity Plan to constitute "performance-based compensation," the material terms of the 2010 Equity Plan must be disclosed to and approved by First Busey's stockholders no later than the first stockholder meeting that occurs in the fifth year following the year in which stockholders previously approved the 2010 Equity Plan. The 2010 Equity Plan was previously approved by stockholders for Section 162(m) purposes at our 2010 Annual Meeting. Accordingly, First Busey is asking stockholders to approve the material terms of the 2010 Equity Plan for Section 162(m) purposes so that awards under the 2010 Equity Plan that are intended to qualify as "performance-based compensation" within the meaning of Section 162(m) may be fully deductible by First Busey.

        The material terms of the 2010 Equity Plan for Section 162(m) purposes that the stockholders are being asked to approve are disclosed below as follows: (i) the maximum amount of compensation is described in the section entitled "Plan Summary—General," (ii) the eligible employees are described in the section entitled "Plan Summary—Eligibility," and (iii) the business criteria, and potential adjustments to the business criteria, are described in the section entitled "Plan Summary—Section 162(m) of the Internal Revenue Code." Assuming the presence of a quorum, the affirmative vote of a majority of the shares present, in person or by proxy, to vote at the 2015 Annual Meeting is necessary for approval of the material terms of the 2010 Equity Plan for Section 162(m) purposes so that awards under the 2010 Equity Plan that are intended to qualify as "performance-based compensation" within the meaning of Section 162(m) may be fully deductible by First Busey.

Plan Summary

  General

        The 2010 Equity Plan incorporates a broad variety of cash-based and equity-based incentive compensation elements to provide the board of directors with significant flexibility to appropriately address the requirements and limitations of recently applicable legal, regulatory and financial accounting standards in a manner mutually consistent with the purposes of the 2010 Equity Plan and stockholder interests.

        Subject to permitted adjustments for certain corporate transactions, the maximum number of shares that may be delivered to participants, or their beneficiaries, under the 2010 Equity Plan is 4,000,000 shares of First Busey common stock. To the extent that any shares of stock covered by an award (including stock awards) under the 2010 Equity Plan, or the prior plans, are forfeited or are not delivered for any reason, including because the award is forfeited, canceled, settled in cash or shares are withheld to satisfy tax withholding requirements, such shares will not be deemed to have been delivered for purposes of determining the maximum number of shares of stock available for delivery and will again become available for usage under the 2010 Equity Plan. With respect to stock appreciation rights, or SARs, that are settled in stock, only actual shares delivered shall be counted for purposes of these limitations. If any option granted under the 2010 Equity Plan is exercised by tendering shares of stock, only the number of shares of stock issued net of the shares of stock tendered shall be counted for purposes of these limitations. The foregoing number of shares reserved and currently subject to outstanding awards will automatically be adjusted in the event of the Reverse Stock Split, as discussed in Proposal 2.

        The number and types of awards to be made pursuant to the 2010 Equity Plan is subject to the discretion of the Committee and is not determinable at this time.

        The 2010 Equity Plan's effective date was May 19, 2010. If re-approved, the 2010 Equity Plan will continue in effect until terminated by the board of directors; provided that no awards may be granted under the 2010 Equity Plan after May 19, 2020. Any awards that are outstanding after the tenth anniversary of the effective date will remain subject to the terms of the 2010 Equity Plan.

        The following additional limits apply to awards under the 2010 Equity Plan:

  •
  the maximum number of shares of stock that may be covered by options or SARs that are intended to be "performance-based compensation" which are granted to any one participant during any calendar year is 400,000 shares;

  •
  the maximum number of shares of stock that may be covered by stock awards that are intended to be "performance-based compensation" which are granted to any one participant during any calendar year is 200,000 shares; and

  •
  the maximum dollar amount of cash incentive awards or cash-settled stock awards intended to be "performance-based compensation" payable to any one participant with respect to any calendar year shall equal $1,000,000.

        The foregoing limitations will automatically be adjusted in the event of the Reverse Stock Split, as discussed in Proposal 2.

        The board of directors may use shares of stock available under the 2010 Equity Plan as an alternative or replacement of existing awards under the 2010 Equity Plan or a prior plan, or as the form of payment for grants or rights earned or due under any compensation plans or arrangements of First Busey or a subsidiary, including the plans and arrangements of First Busey or a subsidiary assumed in business combinations or other equity incentive plan of First Busey or any subsidiary.

        In the event of a corporate transaction involving our stock (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the foregoing share limitations and all outstanding awards will automatically be adjusted proportionally and uniformly to reflect such event to the extent that the adjustment will not affect an award's status as "performance-based compensation" under Section 162(m) of the Internal Revenue Code; provided that the board of directors may adjust awards, or prevent the automatic adjustment of awards, to preserve the benefits or potential benefits of the awards.

        Except as provided by the board of the directors, awards granted under the 2010 Equity Plan are not transferable except as designated by the participant by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order, as defined in the Internal Revenue Code and ERISA. The board of directors has the discretion to permit the transfer of awards under the 2010 Equity Plan; provided that such transfers are limited to immediate family members of participants, trusts and partnerships established for the primary benefit of such family members or to charitable organizations, and provided that such transfers are not made for consideration to the participant.

  Eligibility

        Selected employees and directors of, and service providers to, First Busey or our subsidiaries are eligible to become participants in the 2010 Equity Plan, except that non-employees may not be granted incentive stock options. The board of directors will determine the specific individuals who will be granted awards under the 2010 Equity Plan and the type and amount of any such awards.

  Options

        The board of directors may grant an incentive stock option or non-qualified stock option to purchase stock at a specified exercise price. Each award must be pursuant to an award agreement setting forth the terms and conditions of the individual award. Awards of stock options expire no later than ten years from the date of grant (and no later than five years from the date of grant in the case of a 10% stockholder with respect to an incentive stock option).

        The exercise price for an option may not be less than the fair market value of First Busey common stock on the date the option is granted or, if greater, the par value of a share of stock; provided that in the case of an award of an incentive stock option to a person that beneficially owns 10% or more of our common stock at the time of grant, the exercise price of such incentive stock option may not be less than 110% of the fair market value of the stock on the date the option is granted or, if greater, the par value of a share of stock. The exercise price of an option may, however, be higher or lower than the fair market value for an option granted in replacement of an existing award held by an employee, director or service provider of a third party that is acquired by First Busey or one of our subsidiaries. The exercise price of an option may not be decreased after the date of grant nor may an option be surrendered to First Busey as consideration for the grant of a replacement option with a lower exercise price, except as approved by our stockholders, as adjusted for corporate transactions described above, or in the case of options granted in replacement of existing awards granted under a predecessor plan.

        Options awarded under the 2010 Equity Plan will be exercisable in accordance with the terms established by the board of directors. Any incentive stock option granted under the 2010 Equity Plan that fails to continue to qualify as an incentive stock option will be deemed to be a non-qualified stock option and the board of directors may unilaterally modify any incentive stock option to disqualify it as an incentive stock option. The full purchase price of each share of stock purchased upon the exercise of any option must be paid at the time of exercise of an option. Except as otherwise determined by the board of directors, the purchase price of an option may be paid: in cash; by personal, certified or cashiers' check; in shares of First Busey common stock (valued at fair market value as of the day of exercise) either via attestation or actual delivery; by net exercise such that, without the payment of any funds, the net number of shares of stock received is equal in value to the number of shares of stock as to which the option is being exercised, multiplied by a fraction, the numerator of which is the fair market value less the exercise price, and the denominator of which is such fair market value; by other property deemed acceptable by the board; by irrevocably authorizing a third party to sell shares of First Busey common stock and remit a sufficient portion of the proceeds to First Busey to satisfy the exercise price; or in any combination of the foregoing methods deemed acceptable by the board.

  Stock Appreciation Rights

        SARs entitle the participant to receive cash or stock equal in value to, or based on the value of, the amount by which the fair market value of a specified number of shares on the exercise date exceeds an exercise price established by the board of directors. Except as described below, the exercise price for an SAR may not be less than the fair market value of the stock on the date the SAR is granted, provided that the exercise price may be higher or lower than fair market value for a SAR granted in replacement of an existing award held by an employee, director or service provider of a third party that is acquired by First Busey or one of its subsidiaries, or for SARs granted under a prior plan. SARs will be exercisable in accordance with the terms established by the board of directors.

  Stock Awards

        A stock award is a grant of shares of First Busey common stock or a right to receive shares of First Busey common stock, an equivalent amount of cash or a combination thereof in the future. Such awards may include, but are not be limited to, bonus shares, stock units, performance shares, performance units, restricted stock or restricted stock units or any other equity-based award as determined by the board of directors. The specific performance measures, performance objectives or period of service requirements are set by the board of directors in its discretion. All such awards may be subject to acceleration of vesting, to the extent permitted by the board of directors, including, but not limited to, the event of the participant's death, disability, retirement, or involuntary termination or due to a change in control.

  Cash Incentive Awards

        A cash incentive award is the grant of a right to receive a payment of cash, determined on an individual basis or as an allocation of an incentive pool (or First Busey's common stock having a value equivalent to the cash otherwise payable) that is contingent on the achievement of performance objectives established by the board of directors. The board of directors may grant cash incentive awards (including the right to receive payment of cash or First Busey common stock having the value equivalent to the cash otherwise payable) that may be contingent on achievement of a participant's performance objectives over a specified period established by the board of directors. The grant of cash incentive awards may also be subject to such other conditions, restrictions and contingencies, as determined by the board of directors.

  Forfeiture

        Unless specifically provided to the contrary in the applicable award agreement, if a participant's service is terminated for cause, any outstanding award held by such participant will be forfeited immediately and such participant will have no further rights under the award.

  Section 162(m) of the Internal Revenue Code

        A U.S. income tax deduction for First Busey will generally be unavailable for annual compensation in excess of $1 million paid to any of our four most highly compensated officers (including our Chief Executive Officer). However, amounts that constitute "performance-based compensation" are not counted toward the $1 million limit. It is expected that, generally, options and SARs granted under the 2010 Equity Plan will satisfy the requirements for "performance-based compensation." The board of directors may designate whether any stock awards or cash incentive awards being granted to any participant are intended to be "performance-based compensation" as that term is used in Section 162(m) of the Internal Revenue Code. Any such awards designated as intended to be "performance-based compensation" will be conditioned on the achievement of one or more performance measures, to the extent required by Section 162(m) of the Internal Revenue Code.

        The performance measures that may be used for such awards shall be based on any one or more of the following Company, subsidiary, operating unit or division performance measures as selected by our board of directors: earnings (e.g., earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; or earnings per share); financial return ratios (e.g., return on investment; return on invested capital; return on equity or return on assets; Texas ratio; expense ratio; or efficiency ratio); increase in revenue, operating or net cash flows; cash flow return on investment; total stockholder return; market share; net operating income, operating income, or net income; debt load reduction; loan and lease losses; expense management; economic value added; stock price; book value; overhead; assets; asset quality level; assets per employee; charge offs; loan loss reserves; loans; deposits; nonperforming assets; loans, deposits, growth of loans, deposits or assets; interest sensitivity gap levels; regulatory compliance; improvement of financial rating; achievement of balance sheet or income statement objectives; improvements in capital structure; profitability; profit margins; budget comparisons or strategic business objectives, consisting of one or more objectives based on meeting specific cost targets, business expansion goals, and goals relating to acquisitions or divestitures. The terms of any award may provide that partial achievement of performance criteria may result in partial payment or vesting of the award. Additionally, in establishing the performance measures, the board of directors may provide for the inclusion or exclusion of certain items.

        To the extent it would not adversely impact the ability of an award under the 2010 Equity Plan to qualify as "performance-based compensation," in the event of any change in First Busey's capitalization, such as a stock split, or a corporate transaction, such as a merger or consolidation, or any reorganization or liquidation of First Busey, First Busey may in its sole discretion, equitably adjust the performance measures, performance goals and individual award opportunities to prevent dilution or enlargement of rights. Further, in certain circumstances First Busey may adjust performance measures with respect to an award that is intended to be "performance-based compensation" where First Busey exercises negative discretion as is permitted under applicable law for purposes of an exception under Section 162(m) of the Internal Revenue Code.

  Change in Control

        Unless otherwise provided in an award agreement, upon the occurrence of a change in control, all outstanding stock options and SARs held by a participant who is employed by, or providing services to, First Busey or our subsidiaries at the time of such change in control will become fully exercisable and all stock awards or cash incentive awards will be fully earned and vested. For purposes of the 2010 Equity Plan, a "change in control" is generally deemed to occur when: (i) any person acquires more than 50% of the combined voting power of the then outstanding voting stock of First Busey, except that the acquisition of such an interest by a benefit plan sponsored by First Busey or a corporate restructuring in which another member of First Busey's controlled group acquires such an interest will not be a change in control for purposes of the 2010 Equity Plan; (ii) a majority of the board members serving as of the 2010 Equity Plan's effective date no longer constitute a majority of the board of directors; (iii) First Busey combines or merges with another company and, immediately after the combination, the stockholders of First Busey immediately prior to the combination hold, directly or indirectly, 50% or less of the voting stock of the resulting company; or (iv) the complete liquidation or dissolution or an agreement for the disposition of all or substantially all of the assets of First Busey. In the event an award made under the 2010 Equity Plan constitutes "deferred compensation" for purposes of Section 409A of the Internal Revenue Code, and the settlement or distribution of an award are triggered by a change in control, then such settlement or distribution shall be subject to the event constituting the change in control also constituting a "change in the ownership" or "change in the effective control" of First Busey, as permitted under Section 409A of the Internal Revenue Code.

  Amendment and Termination

        The board of directors of First Busey may at any time amend or terminate the 2010 Equity Plan or any award granted under the 2010 Equity Plan, provided that no amendment or termination may impair the rights of any participant without the participant's written consent. The board of directors may not amend the 2010 Equity Plan to materially increase the original number of securities which may be issued under the 2010 Equity Plan (other than as provided in the 2010 Equity Plan), materially increase the benefits accruing to a participant, or materially modify the requirements for participation in the 2010 Equity Plan without approval of our stockholders. Notwithstanding the foregoing, the board of directors may amend the 2010 Equity Plan at any time, retroactively or otherwise, to insure that the 2010 Equity Plan complies with current or future law without stockholder approval, and the board of directors may unilaterally amend the 2010 Equity Plan and any outstanding award, without participant consent, in order to avoid the application of, or to comply with, Section 409A of the Internal Revenue Code and its applicable regulations and guidance.

U.S. Federal Income Tax Treatment

        The following is a brief summary of First Busey's understanding of the U.S. federal income tax consequences to First Busey and to participants subject to U.S. taxation with respect to the 2010 Equity Incentive Plan.

  Non-Qualified Stock Options

        The grant of a non-qualified option will not result in taxable income to the participant. Except as described below, the participant will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares and First Busey will be entitled to a corresponding deduction. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

  Incentive Stock Options

        The exercise of an incentive stock option will not result in taxable income to the participant provided that the participant was, without a break in service, an employee of First Busey or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant is disabled, as that term is defined in the Internal Revenue Code).

        The excess of the fair market value of the shares at the time of the exercise of an incentive stock option over the exercise price is an adjustment that is included in the calculation of the participant's alternative minimum taxable income for the tax year in which the incentive stock option is exercised. For purposes of determining the participant's alternative minimum tax liability for the year of disposition of the shares acquired pursuant to the incentive stock option exercise, the participant will have a basis in those shares equal to the fair market value of the shares at the time of exercise.

        If the participant does not sell or otherwise dispose of the shares within two years from the date of the grant of the incentive stock option or within one year after the transfer of such stock to the participant, then, upon disposition of such shares, any amount realized in excess of the exercise price will be taxed to the participant as capital gain. A capital loss will be recognized to the extent that the amount realized is less than the exercise price.

        If the foregoing holding period requirements are not met, the participant will generally realize ordinary income at the time of the disposition of the shares, in an amount equal to the lesser of: (i) the excess of the fair market value of the shares on the date of exercise over the exercise price; or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price and First Busey will be entitled to a corresponding deduction. If the amount realized exceeds the value of the shares on the date of exercise, any additional amount will be capital gain. If the amount realized is less than the exercise price, the participant will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.

  Stock Appreciation Rights

        The grant of a SAR will not result in taxable income to the participant. Upon exercise of a SAR, the fair market value of shares received will be taxable to the participant as ordinary income and First Busey will be entitled to a corresponding deduction. Gains and losses realized by the participant upon disposition of any such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

  Stock Awards

        A participant who has been granted a stock award will not realize taxable income at the time of grant, provided that the stock subject to the award is not delivered at the time of grant, or if the stock is delivered, it is subject to restrictions that constitute a "substantial risk of forfeiture" for U.S. income tax purposes. Upon the later of delivery or vesting of shares subject to an award, the holder will realize ordinary income in an amount equal to the then fair market value of those shares and First Busey will be entitled to a corresponding deduction. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of delivery or vesting. Dividends paid to the holder during the restriction period, if so provided, will also be compensation income to the participant and First Busey will be entitled to a corresponding deduction.

  Cash Incentive Awards

        A participant who has been granted a cash incentive award will not realize taxable income at the time of grant, provided that no cash is actually paid at the time of grant. Upon the payment of any cash in satisfaction of the cash incentive award, the participant will realize ordinary income in an amount equal to the cash award received and First Busey will be entitled to a corresponding deduction.

  Withholding of Taxes

        First Busey may withhold amounts from participants to satisfy withholding tax requirements. Except as otherwise provided by the board of directors, participants may have shares withheld from awards or may tender previously owned shares to First Busey to satisfy tax withholding requirements. The shares withheld from awards may only be used to satisfy First Busey's minimum statutory withholding obligation.

  Change in Control

        Any acceleration of the vesting or payment of awards under the 2010 Equity Plan in the event of a change in control of First Busey may cause part or all of the consideration involved to be treated as an "excess parachute payment" under the Internal Revenue Code, which may subject the participant to a 20% excise tax and preclude deduction by First Busey.

        The preceding discussion is based on U.S. tax laws and regulations presently in effect, which are subject to change. The discussion is a summary only, does not purport to be a complete description of the U.S. income tax aspects of the 2010 Equity Plan and does not constitute tax advice. A participant may also be subject to state and local taxes in connection with the grant of awards under the 2010 Equity Plan. We recommend that participants consult with their individual tax advisors to determine the applicability of the tax rules to the awards granted to them in their personal circumstances.

Required Stockholder Vote for Approval of the Proposal

        If a quorum is present and voting at the annual meeting, the affirmative vote of a majority of the votes cast is required for the approval of the 2010 Equity Incentive Plan. Abstentions are deemed to be votes cast and thereby have the same effect as a vote against the proposal. Broker non-votes are not deemed to be votes cast and thereby do not affect the outcome of the voting on the proposal.

Board Recommendation

        The board of directors recommends that you vote your shares "FOR" the approval of the material plan terms of the First Busey 2010 Equity Incentive Plan, for purposes of complying with the requirements of Section 162(m) of the Internal Revenue Code.

AUDIT AND RELATED FEES

        During the period covering the fiscal years ended December 31, 2014 and 2013, McGladrey LLP performed the following professional services for First Busey for which we paid the following amounts:

	2014	% of Total Fees	2013	% of Total Fees
Audit Fees(1)	$447,250	84%	$435,500	87%
Audit-Related Fees(2)	$11,000	2%	$10,500	2%
Tax Fees(3)	$75,560	14%	$54,632	11%
All Other Fees	—	—	—	—
Total Fees	$533,810	100%	$500,632	100%

(1)
Audit fees consist of fees for professional services rendered for the integrated audit of First Busey Corporation's consolidated financial statements, including procedures required to comply with U.S. Department of Housing and Urban Development ("HUD"), review of First Busey Corporation's quarterly reports on Form 10-Q, annual report on Form 10-K and related proxy statement and services normally provided by the independent auditor in connection with statutory and regulatory filings or engagements.

(2)
Audit-related fees are principally for annual agreed-upon procedures for the trust department.

(3)
Tax services fees consist of compliance fees for the preparation of original and amended federal and state tax returns, claims for refunds assistance with tax examinations, and tax planning services.

        A representative of McGladrey LLP is expected to be present at the 2015 Annual Meeting and will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions. We expect to appoint McGladrey LLP as our independent registered public accounting firm for 2015 upon review and approval of an engagement letter by the Audit Committee.

Audit Committee Pre-Approval Policy

        Generally, the Audit Committee requires pre-approval of any services to be provided by First Busey's auditors and tax accountants, McGladrey LLP, to First Busey or any of its affiliates. Additionally, the Audit Committee also pre-approves other services related to Sarbanes-Oxley compliance, tax and accounting services provided by other third parties. The pre-approval procedures include the designation of such pre-approval responsibility to one individual on the Audit Committee, which is Mr. Leister.

        In 2014, the Audit Committee pre-approved all audit services which consisted of professional services rendered for the audit of our consolidated financial statements and internal control over financial reporting in accordance with Sarbanes-Oxley Section 404, procedures required to comply with HUD, review of financial statements included in our quarterly reports on Form 10-Q, annual report on Form 10-K and services normally provided by the independent auditor in connection with statutory and regulatory filings. Pre-approved services also included audit-related, agreed-upon procedures performed for our trust company subsidiary. Pre-approved tax services were related to the preparation of original and amended tax returns, claims for refunds and tax payment-planning services for tax compliance, tax planning and tax advice. There were no other services that were required to be pre-approved by the committee.

CERTAIN RELATIONSHIPS AND RELATED-PERSON TRANSACTIONS

        The board has adopted a policy for review, approval and monitoring of transactions involving First Busey and "related persons" (directors and executive officers or their immediate family members, or stockholders owning five percent or greater of our outstanding stock). The policy covers any related-person transaction that meets the minimum threshold for disclosure in the proxy statement under the relevant Securities and Exchange Commission rules (generally, transactions involving amounts exceeding $120,000 in which a related person has a direct or indirect interest).

        Under the policy, the Audit Committee is responsible for reviewing and approving all reportable transactions with any related persons. In considering the transaction, the Audit Committee will take into account all relevant factors, including whether the transaction is on terms comparable to those available to an unaffiliated third party. In connection with any approval or ratification of a transaction, the Audit Committee will also determine whether any such transaction impairs the independence of a director or presents a conflict of interest on the part of a director or executive officer. The board has delegated to the Chairman of the Audit Committee the authority to pre-approve or ratify any transaction with a related person up to $120,000. The policy also provides that transactions involving competitive bids, the rendering of services by a regulated entity, and certain ordinary course of business banking transactions shall be deemed to be pre-approved by the Audit Committee.

        During 2014, Mr. Knox, a director of First Busey, and an attorney with Tummelson Bryan & Knox, LLP, Urbana, Illinois, provided legal and certain consulting services to First Busey. While the fees paid by First Busey for these services during 2014 were $75,014, which is less than $120,000, the board of directors has determined that Mr. Knox is not "independent" as defined by The NASDAQ Stock Market LLC because of the amount of legal services that Mr. Knox's law firm provides for First Busey and related entities.

        First Busey is also a party to a lease with an entity in which Midwest Television, Inc. (of which Mr. Meyer is the Chairman and his daughter is the President and a controlling stockholder) is a 50% partner. The aggregate payments made by First Busey pursuant to that lease were approximately $432,635 in 2014. Additionally, First Busey is a party to a lease arrangement with another entity with which Messrs. Meyer and Lykins have a relationship, the payments under which were insignificant in 2014. We believe that the terms of these leases are no less favorable to First Busey or its subsidiaries than would have been obtained from non-affiliated parties and that the leases do not prevent Mr. Meyer from being deemed to be an independent director.

        Our directors and executive officers and their associates were customers of, and had transactions with, First Busey and our subsidiaries, including Busey Bank, in the ordinary course of business during 2014. Additional transactions may be expected to take place in the future. All outstanding loans, commitments to loan, transaction in repurchase agreements, fiduciary and wealth management services, certificates of deposit and depository relationships, were in the ordinary course of business and were made on substantially the same terms, including interest rates, collateral and repayment terms on the extension of credit, as those prevailing at the time for comparable transactions with other persons not related to First Busey and did not involve more than the normal risk of collectability or present unfavorable features. All such loans are approved by Busey Bank's board of directors in accordance with bank regulatory requirements. Additionally, the Audit Committee considers other nonlending transactions between a director and First Busey or its subsidiaries to ensure that such transactions do not affect a director's independence.

OTHER BUSINESS

        As of the date hereof, there is no business to be transacted at the 2015 Annual Meeting other than that referred to in the Notice of Annual Meeting of Stockholders and it is not anticipated that other matters will be brought before the meeting. If, however, other matters should properly be brought before the 2015 Annual Meeting, it is intended that the proxy holders may vote or act in accordance with our board's recommendation on such matters.

ANNUAL REPORT AND FINANCIAL STATEMENTS; OTHER INFORMATION

        A copy of our Annual Report on Form 10-K for the year ended December 31, 2014, which includes our financial statements as of and for the year ended December 31, 2014, accompanies this proxy statement.

        If you would like a copy of board committee charters, our code of business standards and ethics or other documents pertaining to our corporate governance, we provide these documents without charge. Please write to:

Ms. Mary E. Lakey
Corporate Secretary
First Busey Corporation
100 W. University Avenue
Champaign, IL 61820

*    *    *    *    *

ALL STOCKHOLDERS ARE URGED TO SIGN AND MAIL THEIR PROXIES PROMPTLY

APPENDIX A

BARBARA K. CEGAVSKE Secretary of State 202 North Carson Street Carson City, Nevada 89701-4201 (775) 684-5708 Website: www.nvsos.gov

Certificate of Change Pursuant to NRS 78.209

USE BLACK INK ONLY—DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Change filed Pursuant to NRS 78.209
For Nevada Profit Corporations

1.
Name of corporation:

  First Busey Corporation

2.
The board of directors have adopted a resolution pursuant to NRS 78.209 and have obtained any required approval of the stockholders.

3.
The current number of authorized shares and the par value, if any, of each class or series, if any, of shares before the change:

  200,000,000 shares of Common stock, par value $0.001 per share.

4.
The number of authorized shares and the par value, if any, of each class or series, if any, of shares after the change:

  66,666,667 shares of Common stock, par value $0.001 per share.

5.
The number of shares of each affected class or series, if any, to be issued after the change in exchange for each issued share of the same class or series:

  The change is a 1-for-3 reverse stock split of the Common Stock. One share of Common Stock will be issued after the change in exchange for every three issued and outstanding shares of Common Stock.

6.
The provisions, if any, for the issuance of fractional shares, or for the payment of money or the issuance of scrip to stockholders otherwise entitled to a fraction of a share and the percentage of outstanding shares affected thereby:

  Stockholders will be entitled to receive cash in lieu of fractional shares, which shall effect        % of outstanding shares.

7. Effective date and time of filing: (optional)	Date:	Time:
(must not be later than 90 days after the certificate is filed)
8.
Signature: (required)

X
Signature of Officer	Title

        IMPORTANT:    Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.	Nevada Secretary of State Stock Split
Revised: 1-5-15

A-1

APPENDIX B

RIGHTS OF DISSENTING OWNERS

        NRS 92A.300 Definitions.    As used in NRS 92A.300 to 92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS 92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections.

        (Added to NRS by 1995, 2086)

        NRS 92A.305 "Beneficial stockholder" defined.    "Beneficial stockholder" means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record.

        (Added to NRS by 1995, 2087)

        NRS 92A.310 "Corporate action" defined.    "Corporate action" means the action of a domestic corporation.

        (Added to NRS by 1995, 2087)

        NRS 92A.315 "Dissenter" defined.    "Dissenter" means a stockholder who is entitled to dissent from a domestic corporation's action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.400 to 92A.480, inclusive.

        (Added to NRS by 1995, 2087; A 1999, 1631)

        NRS 92A.320 "Fair value" defined.    "Fair value," with respect to a dissenter's shares, means the value of the shares determined:

          1.     Immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable;

          2.     Using customary and current valuation concepts and techniques generally employed for similar businesses in the context of the transaction requiring appraisal; and

          3.     Without discounting for lack of marketability or minority status.

        (Added to NRS by 1995, 2087; A 2009, 1720)

        NRS 92A.325 "Stockholder" defined.    "Stockholder" means a stockholder of record or a beneficial stockholder of a domestic corporation.

        (Added to NRS by 1995, 2087)

        NRS 92A.330 "Stockholder of record" defined.    "Stockholder of record" means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee's certificate on file with the domestic corporation.

        (Added to NRS by 1995, 2087)

        NRS 92A.335 "Subject corporation" defined.    "Subject corporation" means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter's rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.

        (Added to NRS by 1995, 2087)

        NRS 92A.340 Computation of interest.    Interest payable pursuant to NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the rate of interest most recently established pursuant to NRS 99.040.

        (Added to NRS by 1995, 2087; A 2009, 1721)

        NRS 92A.350 Rights of dissenting partner of domestic limited partnership.    A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.

        (Added to NRS by 1995, 2088)

        NRS 92A.360 Rights of dissenting member of domestic limited-liability company.    The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity.

        (Added to NRS by 1995, 2088)

  NRS 92A.370 Rights of dissenting member of domestic nonprofit corporation.

          1.     Except as otherwise provided in subsection 2, and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before the member's resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.

          2.     Unless otherwise provided in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1.

        (Added to NRS by 1995, 2088)

  NRS 92A.380 Right of stockholder to dissent from certain corporate actions and to obtain payment for shares.

          1.     Except as otherwise provided in NRS 92A.370 and 92A.390 and subject to the limitation in paragraph (f), any stockholder is entitled to dissent from, and obtain payment of the fair value of the stockholder's shares in the event of any of the following corporate actions:

            (a)   Consummation of a plan of merger to which the domestic corporation is a constituent entity:

              (1)   If approval by the stockholders is required for the merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation, regardless of whether the stockholder is entitled to vote on the plan of merger; or

              (2)   If the domestic corporation is a subsidiary and is merged with its parent pursuant to NRS 92A.180.

            (b)   Consummation of a plan of conversion to which the domestic corporation is a constituent entity as the corporation whose subject owner's interests will be converted.

            (c)   Consummation of a plan of exchange to which the domestic corporation is a constituent entity as the corporation whose subject owner's interests will be acquired, if the stockholder's shares are to be acquired in the plan of exchange.

            (d)   Any corporate action taken pursuant to a vote of the stockholders to the extent that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.

            (e)   Accordance of full voting rights to control shares, as defined in NRS 78.3784, only to the extent provided for pursuant to NRS 78.3793.

            (f)    Any corporate action not described in this subsection that will result in the stockholder receiving money or scrip instead of a fraction of a share except where the stockholder would not be entitled to receive such payment pursuant to NRS 78.205, 78.2055 or 78.207. A dissent pursuant to this paragraph applies only to the fraction of a share, and the stockholder is entitled only to obtain payment of the fair value of the fraction of a share.

          2.     A stockholder who is entitled to dissent and obtain payment pursuant to NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating the entitlement unless the action is unlawful or fraudulent with respect to the stockholder or the domestic corporation.

          3.     Subject to the limitations in this subsection, from and after the effective date of any corporate action described in subsection 1, no stockholder who has exercised the right to dissent pursuant to NRS 92A.300 to 92A.500, inclusive, is entitled to vote his or her shares for any purpose or to receive payment of dividends or any other distributions on shares. This subsection does not apply to dividends or other distributions payable to stockholders on a date before the effective date of any corporate action from which the stockholder has dissented. If a stockholder exercises the right to dissent with respect to a corporate action described in paragraph (f) of subsection 1, the restrictions of this subsection apply only to the shares to be converted into a fraction of a share and the dividends and distributions to those shares.

  (Added to NRS by 1995, 2087; A 2001, 1414, 3199; 2003, 3189; 2005, 2204; 2007, 2438; 2009, 1721; 2011, 2814)

  NRS 92A.390 Limitations on right of dissent: Stockholders of certain classes or series; action of stockholders not required for plan of merger.

          1.     There is no right of dissent with respect to a plan of merger, conversion or exchange in favor of stockholders of any class or series which is:

            (a)   A covered security under section 18(b)(1)(A) or (B) of the Securities Act of 1933, 15 U.S.C. § 77r(b)(1)(A) or (B), as amended;

            (b)   Traded in an organized market and has at least 2,000 stockholders and a market value of at least $20,000,000, exclusive of the value of such shares held by the corporation's subsidiaries, senior executives, directors and beneficial stockholders owning more than 10 percent of such shares; or

            (c)   Issued by an open end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940, 15 U.S.C. §§ 80a-1 et seq., as amended, and which may be redeemed at the option of the holder at net asset value, unless the articles of incorporation of the corporation issuing the class or series or the resolution of the board of directors approving the plan of merger, conversion or exchange expressly provide otherwise.

          2.     The applicability of subsection 1 must be determined as of:

            (a)   The record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the corporate action requiring dissenter's rights; or

            (b)   The day before the effective date of such corporate action if there is no meeting of stockholders.

          3.     Subsection 1 is not applicable and dissenter's rights are available pursuant to NRS 92A.380 for the holders of any class or series of shares who are required by the terms of the corporate action requiring dissenter's rights to accept for such shares anything other than cash or shares of any class or any series of shares of any corporation, or any other proprietary interest of any other entity, that satisfies the standards set forth in subsection 1 at the time the corporate action becomes effective.

          4.     There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130.

          5.     There is no right of dissent for any holders of stock of the parent domestic corporation if the plan of merger does not require action of the stockholders of the parent domestic corporation under NRS 92A.180.

  (Added to NRS by 1995, 2088; A 2009, 1722; 2013, 1285)

  NRS 92A.400 Limitations on right of dissent: Assertion as to portions only to shares registered to stockholder; assertion by beneficial stockholder.

          1.     A stockholder of record may assert dissenter's rights as to fewer than all of the shares registered in his or her name only if the stockholder of record dissents with respect to all shares of the class or series beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf the stockholder of record asserts dissenter's rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which the partial dissenter dissents and his or her other shares were registered in the names of different stockholders.

          2.     A beneficial stockholder may assert dissenter's rights as to shares held on his or her behalf only if the beneficial stockholder:

            (a)   Submits to the subject corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter's rights; and

            (b)   Does so with respect to all shares of which he or she is the beneficial stockholder or over which he or she has power to direct the vote.

        (Added to NRS by 1995, 2089; A 2009, 1723)

  NRS 92A.410 Notification of stockholders regarding right of dissent.

          1.     If a proposed corporate action creating dissenter's rights is submitted to a vote at a stockholders' meeting, the notice of the meeting must state that stockholders are, are not or may be entitled to assert dissenter's rights under NRS 92A.300 to 92A.500, inclusive. If the domestic corporation concludes that dissenter's rights are or may be available, a copy of NRS 92A.300 to 92A.500, inclusive, must accompany the meeting notice sent to those record stockholders entitled to exercise dissenter's rights.

          2.     If the corporate action creating dissenter's rights is taken by written consent of the stockholders or without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenter's rights that the action was taken and send them the dissenter's notice described in NRS 92A.430.

  (Added to NRS by 1995, 2089; A 1997, 730; 2009, 1723; 2013, 1286)

  NRS 92A.420 Prerequisites to demand for payment for shares.

          1.     If a proposed corporate action creating dissenter's rights is submitted to a vote at a stockholders' meeting, a stockholder who wishes to assert dissenter's rights with respect to any class or series of shares:

            (a)   Must deliver to the subject corporation, before the vote is taken, written notice of the stockholder's intent to demand payment for his or her shares if the proposed action is effectuated; and

            (b)   Must not vote, or cause or permit to be voted, any of his or her shares of such class or series in favor of the proposed action.

          2.     If a proposed corporate action creating dissenter's rights is taken by written consent of the stockholders, a stockholder who wishes to assert dissenter's rights with respect to any class or series of shares must not consent to or approve the proposed corporate action with respect to such class or series.

          3.     A stockholder who does not satisfy the requirements of subsection 1 or 2 and NRS 92A.400 is not entitled to payment for his or her shares under this chapter.

  (Added to NRS by 1995, 2089; A 1999, 1631; 2005, 2204; 2009, 1723; 2013, 1286)

  NRS 92A.430 Dissenter's notice: Delivery to stockholders entitled to assert rights; contents.

          1.     The subject corporation shall deliver a written dissenter's notice to all stockholders of record entitled to assert dissenter's rights in whole or in part, and any beneficial stockholder who has previously asserted dissenter's rights pursuant to NRS 92A.400.

          2.     The dissenter's notice must be sent no later than 10 days after the effective date of the corporate action specified in NRS 92A.380, and must:

            (a)   State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;

            (b)   Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;

            (c)   Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter's rights certify whether or not the person acquired beneficial ownership of the shares before that date;

            (d)   Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered and state that the stockholder shall be deemed to have waived the right to demand payment with respect to the shares unless the form is received by the subject corporation by such specified date; and

            (e)   Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive.

  (Added to NRS by 1995, 2089; A 2005, 2205; 2009, 1724; 2013, 1286)

  NRS 92A.440 Demand for payment and deposit of certificates; loss of rights of stockholder; withdrawal from appraisal process.

          1.     A stockholder who receives a dissenter's notice pursuant to NRS 92A.430 and who wishes to exercise dissenter's rights must:

            (a)   Demand payment;

            (b)   Certify whether the stockholder or the beneficial owner on whose behalf he or she is dissenting, as the case may be, acquired beneficial ownership of the shares before the date required to be set forth in the dissenter's notice for this certification; and

            (c)   Deposit the stockholder's certificates, if any, in accordance with the terms of the notice.

          2.     If a stockholder fails to make the certification required by paragraph (b) of subsection 1, the subject corporation may elect to treat the stockholder's shares as after-acquired shares under NRS 92A.470.

          3.     Once a stockholder deposits that stockholder's certificates or, in the case of uncertified shares makes demand for payment, that stockholder loses all rights as a stockholder, unless the stockholder withdraws pursuant to subsection 4.

          4.     A stockholder who has complied with subsection 1 may nevertheless decline to exercise dissenter's rights and withdraw from the appraisal process by so notifying the subject corporation in writing by the date set forth in the dissenter's notice pursuant to NRS 92A.430. A stockholder who fails to so withdraw from the appraisal process may not thereafter withdraw without the subject corporation's written consent.

          5.     The stockholder who does not demand payment or deposit his or her certificates where required, each by the date set forth in the dissenter's notice, is not entitled to payment for his or her shares under this chapter.

  (Added to NRS by 1995, 2090; A 1997, 730; 2003, 3189; 2009, 1724)

        NRS 92A.450 Uncertificated shares: Authority to restrict transfer after demand for payment.    The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.

  (Added to NRS by 1995, 2090; A 2009, 1725)

  NRS 92A.460 Payment for shares: General requirements.

          1.     Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment pursuant to NRS 92A.440, the subject corporation shall pay in cash to each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of the dissenter's shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:

            (a)   Of the county where the subject corporation's principal office is located;

            (b)   If the subject corporation's principal office is not located in this State, in the county in which the corporation's registered office is located; or

            (c)   At the election of any dissenter residing or having its principal or registered office in this State, of the county where the dissenter resides or has its principal or registered office. The court shall dispose of the complaint promptly.

          2.     The payment must be accompanied by:

            (a)   The subject corporation's balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders' equity for that year or, where such financial statements are not reasonably available, then such reasonably equivalent financial information and the latest available quarterly financial statements, if any;

            (b)   A statement of the subject corporation's estimate of the fair value of the shares; and

            (c)   A statement of the dissenter's rights to demand payment under NRS 92A.480 and that if any such stockholder does not do so within the period specified, such stockholder shall be deemed to have accepted such payment in full satisfaction of the corporation's obligations under this chapter.

  (Added to NRS by 1995, 2090; A 2007, 2704; 2009, 1725; 2013, 1287)

  NRS 92A.470 Withholding payment for shares acquired on or after date of dissenter's notice: General requirements.

          1.     A subject corporation may elect to withhold payment from a dissenter unless the dissenter was the beneficial owner of the shares before the date set forth in the dissenter's notice as the first date of any announcement to the news media or to the stockholders of the terms of the proposed action.

          2.     To the extent the subject corporation elects to withhold payment, within 30 days after receipt of a demand for payment pursuant to NRS 92A.440, the subject corporation shall notify the dissenters described in subsection 1:

            (a)   Of the information required by paragraph (a) of subsection 2 of NRS 92A.460;

            (b)   Of the subject corporation's estimate of fair value pursuant to paragraph (b) of subsection 2 of NRS 92A.460;

            (c)   That they may accept the subject corporation's estimate of fair value, plus interest, in full satisfaction of their demands or demand appraisal under NRS 92A.480;

            (d)   That those stockholders who wish to accept such an offer must so notify the subject corporation of their acceptance of the offer within 30 days after receipt of such offer; and

            (e)   That those stockholders who do not satisfy the requirements for demanding appraisal under NRS 92A.480 shall be deemed to have accepted the subject corporation's offer.

          3.     Within 10 days after receiving the stockholder's acceptance pursuant to subsection 2, the subject corporation shall pay in cash the amount offered under paragraph (b) of subsection 2 to each stockholder who agreed to accept the subject corporation's offer in full satisfaction of the stockholder's demand.

          4.     Within 40 days after sending the notice described in subsection 2, the subject corporation shall pay in cash the amount offered under paragraph (b) of subsection 2 to each stockholder described in paragraph (e) of subsection 2.

  (Added to NRS by 1995, 2091; A 2009, 1725; 2013, 1287)

  NRS 92A.480 Dissenter's estimate of fair value: Notification of subject corporation; demand for payment of estimate.

          1.     A dissenter paid pursuant to NRS 92A.460 who is dissatisfied with the amount of the payment may notify the subject corporation in writing of the dissenter's own estimate of the fair value of his or her shares and the amount of interest due, and demand payment of such estimate, less any payment pursuant to NRS 92A.460. A dissenter offered payment pursuant to NRS 92A.470 who is dissatisfied with the offer may reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his or her shares and interest due.

          2.     A dissenter waives the right to demand payment pursuant to this section unless the dissenter notifies the subject corporation of his or her demand to be paid the dissenter's stated estimate of fair value plus interest under subsection 1 in writing within 30 days after receiving the subject corporation's payment or offer of payment under NRS 92A.460 or 92A.470 and is entitled only to the payment made or offered.

  (Added to NRS by 1995, 2091; A 2009, 1726)

  NRS 92A.490 Legal proceeding to determine fair value: Duties of subject corporation; powers of court; rights of dissenter.

          1.     If a demand for payment pursuant to NRS 92A.480 remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded by each dissenter pursuant to NRS 92A.480 plus interest.

          2.     A subject corporation shall commence the proceeding in the district court of the county where its principal office is located in this State. If the principal office of the subject corporation is not located in this State, the right to dissent arose from a merger, conversion or exchange and the principal office of the surviving entity, resulting entity or the entity whose shares were acquired, whichever is applicable, is located in this State, it shall commence the proceeding in the county where the principal office of the surviving entity, resulting entity or the entity whose shares were acquired is located. In all other cases, if the principal office of the subject corporation is not located in this State, the subject corporation shall commence the proceeding in the district court in the county in which the corporation's registered office is located.

          3.     The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

          4.     The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

          5.     Each dissenter who is made a party to the proceeding is entitled to a judgment:

            (a)   For the amount, if any, by which the court finds the fair value of the dissenter's shares, plus interest, exceeds the amount paid by the subject corporation; or

            (b)   For the fair value, plus accrued interest, of the dissenter's after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.

  (Added to NRS by 1995, 2091; A 2007, 2705; 2009, 1727; 2011, 2815; 2013, 1288)

  NRS 92A.500 Assessment of costs and fees in certain legal proceedings.

          1.     The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.

          2.     The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:

            (a)   Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or

            (b)   Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.

          3.     If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

          4.     In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.

          5.     To the extent the subject corporation fails to make a required payment pursuant to NRS 92A.460, 92A.470 or 92A.480, the dissenter may bring a cause of action directly for the amount owed and, to the extent the dissenter prevails, is entitled to recover all expenses of the suit.

          6.     This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68 or NRS 17.115.

  (Added to NRS by 1995, 2092; A 2009, 1727)

APPENDIX C

FIRST BUSEY CORPORATION

2010 EQUITY INCENTIVE PLAN

(AS AMENDED, SUBJECT TO STOCKHOLDER APPROVAL)

ARTICLE 1
GENERAL

        Section 1.1    Purpose, Effective Date and Term.    The purpose of this FIRST BUSEY CORPORATION 2010 EQUITY INCENTIVE PLAN (the "Plan") is to coordinate the Company's prior stockholder approved equity-based plans under one plan to provide for uniformity of future awards and ease of administration. The Plan is intended to promote the long-term financial success of FIRST BUSEY CORPORATION, a Nevada corporation (the "Company"), and any Subsidiary by providing a means to attract, retain and reward individuals who can and do contribute to such success and to further align their interests with those of the Company's stockholders. The "Effective Date" of the Plan is May 19, 2010, subject to approval of the Plan by the Company's stockholders. The Plan shall remain in effect as long as any awards under it are outstanding; provided, however, that no awards may be granted under the Plan after the ten-year anniversary of the Effective Date.

        Section 1.2    Administration.    The authority to control and manage the operation of the Plan shall be vested in a committee of the Company's Board of Directors (the "Committee"), in accordance with Section 5.1.

        Section 1.3    Participation.    Each employee or Director of, or service provider to, the Company or any Subsidiary of the Company who is granted an award in accordance with the terms of the Plan shall be a "Participant" in the Plan. Awards under the Plan shall be limited to employees and Directors of, and service providers to, the Company or any Subsidiary; provided, however, that an award (other than an award of an ISO) may be granted to an individual prior to the date on which he or she first performs services as an employee or a Director, provided that such award does not become vested prior to the date such individual commences such services.

        Section 1.4    Definitions.    Capitalized terms in the Plan shall be defined as set forth in the Plan (including the definition provisions of ARTICLE 8).

ARTICLE 2
AWARDS

        Section 2.1    General.    Any award under the Plan may be granted singularly, in combination with another award (or awards), or in tandem whereby the exercise or vesting of one award held by a Participant cancels another award held by the Participant. Each award under the Plan shall be subject to the terms and conditions of the Plan and such additional terms, conditions, limitations and restrictions as the Committee shall provide with respect to such award and as evidenced in the Award Agreement. Subject to the provisions of Section 2.6, an award may be granted as an alternative to or replacement of an existing award under (i) the Plan; (ii) any other plan of the Company or any Subsidiary; (iii) any Prior Plan; or (iv) as the form of payment for grants or rights earned or due under any other compensation plan or arrangement of the Company or any Subsidiary, including without limitation the plan of any entity acquired by the Company or any Subsidiary. The types of awards that may be granted under the Plan include:

          (a)    Stock Options.    A stock option represents the right to purchase shares of Stock at an Exercise Price established by the Committee. Any option may be either an incentive stock option (an "ISO") that is intended to satisfy the requirements applicable to an "incentive stock option" described in Code Section 422(b) or a non-qualified option that is not intended to be an ISO, provided, however, that no ISOs may be: (i) granted after the ten-year anniversary of the earlier of the Effective Date or stockholder approval of the Plan; or (ii) granted to a non-employee. Unless otherwise specifically provided by its terms, any option granted under the Plan shall be a non-qualified option. Any ISO granted under this Plan that does not qualify as an ISO for any reason shall be deemed to be a non-qualified option. In addition, any ISO granted under this Plan may be unilaterally modified by the Committee to disqualify such option from ISO treatment such that it shall become a non-qualified option.

          (b)    Stock Appreciation Rights.    A stock appreciation right (an "SAR") is a right to receive, in cash, Stock or a combination of both (as shall be reflected in the Award Agreement), an amount equal to or based upon the excess of: (i) the Fair Market Value of a share of Stock at the time of exercise; over (ii) an Exercise Price established by the Committee.

          (c)    Stock Awards.    A stock award is a grant of shares of Stock or a right to receive shares of Stock (or their cash equivalent or a combination of both) in the future. Such awards may include, but shall not be limited to, bonus shares, stock units, performance shares, performance units, restricted stock or restricted stock units or any other equity-based award as determined by the Committee.

          (d)    Cash Incentive Awards.    A cash incentive award is the grant of a right to receive a payment of cash, determined on an individual basis or as an allocation of an incentive pool (or Stock having a value equivalent to the cash otherwise payable) that is contingent on the achievement of performance objectives established by the Committee.

        Section 2.2    Exercise of Options and SARs.    An option or SAR shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee. In no event, however, shall an option or SAR expire later than ten (10) years after the date of its grant (five (5) years in the case of a 10% Stockholder with respect to an ISO). The "Exercise Price" of each option and SAR shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant (or, if greater, the par value of a share of Stock); provided, however, that the Exercise Price of an ISO shall not be less than 110% of Fair Market Value of a share of Stock on the date of grant in the case of a 10% Stockholder; further, provided, that, to the extent permitted under Code Section 409A, the Exercise Price may be higher or lower in the case of options or SARs granted in replacement of existing awards held by an employee, Director or service provider granted under a Prior Plan or by an acquired entity. The payment of the Exercise Price of an option shall be by cash or, subject to limitations imposed by applicable law, by such other means as the Committee may from time to time permit, including: (a) by tendering, either actually or by attestation, shares of Stock acceptable to the Committee, and valued at Fair Market Value as of the day of exercise; (b) by irrevocably authorizing a third party, acceptable to the Committee, to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the option and to remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise; (c) with respect to options, payment through a net exercise such that, without the payment of any funds, the Participant may exercise the option and receive the net number of shares of Stock equal in value to (i) the number of shares of Stock as to which the option is being exercised, multiplied by (ii) a fraction, the numerator of which is the Fair Market Value (on such date as is determined by the Committee) less the Exercise Price, and the denominator of which is such Fair Market Value (the number of net shares of Stock to be received shall be rounded down to the nearest whole number of shares of Stock); (d) by personal, certified or cashiers' check; (e) by other property deemed acceptable by the Committee; or (f) by any combination thereof.

        Section 2.3    Performance-Based Compensation.    Any award under the Plan which is intended to be "performance-based compensation" within the meaning of Code Section 162(m) shall be conditioned on the achievement of one or more objective performance measures, to the extent required by Code

Section 162(m), as may be determined by the Committee. The grant of any award and the establishment of performance measures that are intended to be performance-based compensation shall be made during the period required under Code Section 162(m).

          (a)    Performance Measures.    The performance measures described in this Section 2.3 may be based on any one (1) or more of the following: earnings (e.g., earnings before interest and taxes; earnings before interest, taxes, depreciation, and amortization; and earnings per share; each as may be defined by the Committee); financial return ratios (e.g., return on investment; return on invested capital; return on equity; and return on assets; each as may be defined by the Committee); "Texas ratio"; expense ratio; efficiency ratio; increase in revenue, operating, or net cash flows; cash flow return on investment; total shareholder return; market share; net operating income, operating income, or net income; debt load reduction; loan and lease losses; expense management; economic value added; stock price; book value; overhead; assets; asset quality level; assets per employee; charge offs; loan loss reserves; loans; deposits; nonperforming assets; growth of loans, deposits, or assets; interest sensitivity gap levels; regulatory compliance; improvement of financial rating; achievement of balance sheet or income statement objectives; improvements in capital structure; profitability; profit margins; budget comparisons or strategic business objectives, consisting of one (1) or more objectives based on meeting specific cost targets, business expansion goals, and goals relating to acquisitions or divestitures. Performance measures may be based on the performance of the Company as a whole or of any one (1) or more Subsidiaries, business units, or financial reporting segments of the Company or a Subsidiary, or any combination thereof, and may be measured relative to a peer group, an index, or a business plan.

          (b)    Partial Achievement.    The terms of any award may provide that partial achievement of the performance measures may result in a payment or vesting based upon the degree of achievement. In addition, partial achievement of performance measures shall apply toward a Participant's individual limitations as set forth in Section 3.3.

          (c)    Extraordinary Items.    In establishing any performance measures, the Committee may provide for the exclusion of the effects of the following items, to the extent identified in the audited financial statements of the Company, including footnotes, or in the Management's Discussion and Analysis section of the Company's annual report: (i) extraordinary, unusual, and/or nonrecurring items of gain or loss; (ii) gains or losses on the disposition of a business; (iii) changes in tax or accounting principles, regulations or laws; or (iv) mergers or acquisitions. To the extent not specifically excluded, such effects shall be included in any applicable performance measure.

          (d)    Adjustments.    Pursuant to this Section 2.3, in certain circumstances the Committee may adjust performance measures; provided, however, no adjustment may be made with respect to an award that is intended to be performance-based compensation, except to the extent the Committee exercises such negative discretion as is permitted under applicable law for purposes of an exception under Code Section 162(m). If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or any Subsidiary conducts its business or other events or circumstances render current performance measures to be unsuitable, the Committee may modify such performance measures, in whole or in part, as the Committee deems appropriate. If a Participant is promoted, demoted or transferred to a different business unit during a performance period, the Committee may determine that the selected performance measures or applicable performance period are no longer appropriate, in which case, the Committee, in its sole discretion, may: (i) adjust, change or eliminate the performance measures or change the applicable performance period; or (ii) cause to be made a cash payment to the Participant in an amount determined by the Committee.

        Section 2.4    Dividends and Dividend Equivalents.    Any award under the Plan may provide the Participant with the right to receive dividend payments or dividend equivalent payments with respect to shares of Stock subject to the award, which payments may be either made currently or credited to an account for the Participant, may be settled in cash or Stock and may be subject to restrictions similar to the underlying award.

        Section 2.5    Deferred Compensation.    If any award would be considered "deferred compensation" as defined under Code Section 409A ("Deferred Compensation"), the Committee reserves the absolute right (including the right to delegate such right) to unilaterally amend the Plan or the Award Agreement, without the consent of the Participant, to avoid the application of, or to maintain compliance with, Code Section 409A. Any amendment by the Committee to the Plan or an Award Agreement pursuant to this Section 2.5 shall maintain, to the extent practicable, the original intent of the applicable provision without violating Code Section 409A. A Participant's acceptance of any award under the Plan constitutes acknowledgement and consent to such rights of the Committee, without further consideration or action. Any discretionary authority retained by the Committee pursuant to the terms of this Plan or pursuant to an Award Agreement shall not be applicable to an award which is determined to constitute Deferred Compensation, if such discretionary authority would contravene Code Section 409A.

        Section 2.6    Repricing of Awards.    Except for adjustments pursuant to Section 3.4 (relating to the adjustment of shares), and reductions of the Exercise Price approved by the Company's stockholders, the Exercise Price for any outstanding option or SAR may not be decreased after the date of grant nor may an outstanding option or SAR granted under the Plan be surrendered to the Company as consideration for the grant of a replacement option or SAR with a lower exercise price.

        Section 2.7    Forfeiture of Awards.    Unless specifically provided to the contrary in an Award Agreement, upon notification of Termination of Service for Cause, any outstanding award, whether vested or unvested, held by a Participant shall terminate immediately, the award shall be forfeited and the Participant shall have no further rights thereunder.

ARTICLE 3
SHARES SUBJECT TO PLAN

        Section 3.1    Available Shares.    The shares of Stock with respect to which awards may be made under the Plan shall be shares currently authorized but unissued, currently held or, to the extent permitted by applicable law, subsequently acquired by the Company, including shares purchased in the open market or in private transactions.

        Section 3.2    Share Limitations.

          (a)    Share Reserve.    Subject to the following provisions of this Section 3.2, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries in the aggregate under the Plan shall be four million (4,000,000) shares of Stock (all of which may be granted as ISOs to the extent that such shares are granted under the Plan). As of the date of stockholder approval, no further awards shall be granted pursuant to the Prior Plans. The aggregate number of shares available for grant under this Plan (including the number that may be granted as ISOs and as awards other than options and SARs) and the number of shares of Stock subject to outstanding awards shall be subject to adjustment as provided in Section 3.4.

          (b)    Reuse of Shares.    To the extent any shares of Stock covered by an award (including stock awards), under the Plan are forfeited or are not delivered to a Participant or beneficiary for any reason, including because the award is forfeited, canceled or settled in cash, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan and shall again become eligible for issuance under the Plan. Any shares of Stock that are covered under the terms of a Prior Plan award which would otherwise become available for reuse under the terms of a Prior Plan shall instead become available for issuance under the Plan. With respect to SARs that are settled in Stock, only actual shares delivered shall be counted for purposes of these limitations. If the Exercise Price of any option granted under the Plan is satisfied by tendering shares of Stock to the Company (whether by actual delivery or by attestation and whether or not such surrendered shares were acquired pursuant to any award granted under the Plan), only the number of shares of Stock issued net of the shares of Stock tendered shall be deemed delivered for purposes of determining the maximum number of shares of Stock available for issuance under the Plan.

        Section 3.3    Limitations on Grants to Individuals.    With respect to awards, the following limitations shall be applicable:

          (a)    Options and SARs.    The maximum number of shares of Stock that may be subject to options or SARs granted to any one Participant during any calendar year and are intended to be "performance-based compensation" (as that term is used for purposes of Code Section 162(m)) and then only to the extent that such limitation is required by Code Section 162(m), shall be 400,000. For purposes of this Section 3.3(a), if an option is in tandem with an SAR, such that the exercise of the option or SAR with respect to a share of Stock cancels the tandem SAR or option right, respectively, with respect to such share, the tandem option and SAR rights with respect to each share of Stock shall be counted as covering but one share of Stock for purposes of applying the limitations of this Section 3.3(a).

          (b)    Stock Awards.    The maximum number of shares of Stock that may be subject to stock awards described under Section 2.1(c) which are granted to any one Participant during any calendar year and are intended to be "performance-based compensation" (as that term is used for purposes of Code Section 162(m)) and then only to the extent that such limitation is required by Code Section 162(m), shall be 200,000.

          (c)    Cash Incentive Awards and Stock Awards Settled in Cash.    The maximum dollar amount that may be payable to a Participant pursuant to cash incentive awards described under Section 2.1(d) or cash-settled stock awards under Section 2.1(c) which are granted to any one Participant during any calendar year and are intended to be performance-based compensation (as that term is used for purposes of Code Section 162(m)) and then only to the extent that such limitation is required by Code Section 162(m), shall be $1,000,000.

          (d)    Dividend, Dividend Equivalents and Earnings.    For purposes of determining whether an award is intended to be qualified as performance-based compensation under the foregoing limitations of this Section 3.3, (i) the right to receive dividends and dividend equivalents with respect to any award which is not yet vested shall be treated as a separate award, and (ii) if the delivery of any shares or cash under an award is deferred, any earnings, including dividends and dividend equivalents, shall be disregarded.

          (e)    Partial Performance.    Notwithstanding the preceding provisions of this Section 3.3, if in respect of any performance period or restriction period, the Committee grants to a Participant awards having an aggregate dollar value and/or number of shares less than the maximum dollar value and/or number of shares that could be paid or awarded to such Participant based on the degree to which the relevant performance measures were attained, the excess of such maximum dollar value and/or number of shares over the aggregate dollar value and/or number of shares actually subject to awards granted to such Participant shall be carried forward and shall increase the maximum dollar value and/or the number of shares that may be awarded to such Participant in respect of the next performance period in respect of which the Committee grants to such Participant an award intended to qualify as "performance-based compensation" (as that term is used for purposes of Code Section 162(m)), subject to adjustment pursuant to Section 3.4 hereof.

        Section 3.4    Corporate Transactions.    To the extent permitted under Section 409A, to the extent applicable, in the event of a corporate transaction involving the Company or the shares of Stock of the Company (including any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), all outstanding awards under the Plan and the Prior Plans, the number of shares reserved for issuance under the Plan and the Prior Plans under Section 3.2 and each of the specified limitations set forth in Section 3.3 shall automatically be adjusted to proportionately and uniformly reflect such transaction (but only to the extent that such adjustment will not affect the status of an award intended to qualify as "performance-based compensation" under Code Section 162(m), if applicable); provided, however, that the Committee may otherwise adjust awards (or prevent such automatic adjustment) as it deems necessary, in its sole discretion, to preserve the benefits or potential benefits of the awards and the Plan. Action by the Committee may include: (i) adjustment of the number and kind of shares which may be delivered under the Plan; (ii) adjustment of the number and kind of shares subject to outstanding awards; (iii) adjustment of the Exercise Price of outstanding options and SARs; and (iv) any other adjustments that the Committee determines to be equitable (which may include, (A) replacement of awards with other awards which the Committee determines have comparable value and which are based on stock of a company resulting from the transaction, and (B) cancellation of the award in return for cash payment of the current value of the award, determined as though the award were fully vested at the time of payment, provided that in the case of an option or SAR, the amount of such payment shall be the excess of the value of the Stock subject to the option or SAR at the time of the transaction over the Exercise Price; provided, that no such payment shall be required in consideration for the cancellation of the award if the Exercise Price is greater than the value of the Stock at the time of such corporate transaction or event).

        Section 3.5    Delivery of Shares.    Delivery of shares of Stock or other amounts under the Plan shall be subject to the following:

          (a)    Compliance with Applicable Laws.    Notwithstanding any other provision of the Plan, the Company shall have no obligation to deliver any shares of Stock or make any other distribution of benefits under the Plan unless such delivery or distribution complies with all applicable laws (including, the requirements of the Securities Act), and the applicable requirements of any securities exchange or similar entity.

          (b)    Certificates.    To the extent that the Plan provides for the issuance of shares of Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

ARTICLE 4
CHANGE IN CONTROL

        Section 4.1    Consequence of a Change in Control.    Subject to the provisions of Section 3.4 (relating to the adjustment of shares), and except as otherwise provided in the Plan or in the terms of any Award Agreement:

          (a)   At the time of a Change in Control, all options and SARs then held by the Participant shall become fully exercisable immediately upon the Change in Control (subject to the expiration provisions otherwise applicable to the option or SAR).

          (b)   At the time of a Change in Control, all stock awards described in Section 2.1(c) or cash incentive awards described in Section 2.1(d) shall be fully earned and vested immediately upon the Change in Control.

        Section 4.2    Definition of Change in Control.    For purposes of the Plan, "Change in Control" shall mean in the case of a Participant with a then-current written Employment or Change in Control

Agreement, the definition of Change in Control set forth in the Employment or Change in Control Agreement. For all other Participants, a Change in Control shall be deemed to have occurred if:

          (a)   The date of the consummation of the acquisition by any person (as such term is defined in Section 13(d) or 14(d) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than fifty percent (50%) of the combined voting power of the then outstanding Voting Securities of the Company; or

          (b)   The date that the individuals who, as of the date hereof, are members of the Board cease for any reason to constitute a majority of the Board, unless the election, or nomination for election by the stockholders, of any new director was approved by a vote of a majority of the Board, and such new director shall, for purposes of this Plan, be considered as a member of the Board; or

          (c)   The date of the consummation by the Company of (i) a merger or consolidation if the stockholders, immediately before such merger or consolidation, do not, as a result of such merger or consolidation, own, directly or indirectly, more than fifty percent (50%) of the combined voting power of the then outstanding voting securities of the entity resulting from such merger or consolidation, in substantially the same proportion as their ownership of the combined voting power of the voting securities of the Company outstanding immediately before such merger or consolidation or (ii) a complete liquidation or dissolution or an agreement for the sale or other disposition of all or substantially all of the consolidated assets of the Company.

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because fifty percent (50%) or more of the combined voting power of the then outstanding securities of the Company is acquired by (i) a trustee or other fiduciary holding securities under one or more employee benefit plans maintained for employees of the Company of a Subsidiary or (ii) any corporation which, immediately prior to such acquisition, is owned directly or indirectly by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company immediately prior to such acquisition.

In the event that any award under the Plan constitutes Deferred Compensation, and the settlement of, or distribution of benefits under such award is to be triggered by a Change in Control, then such settlement or distribution shall be subject to the event constituting the Change in Control also constituting a "change in the ownership" or "change in the effective control" of the Company, as permitted under Code Section 409A.

ARTICLE 5
COMMITTEE

        Section 5.1    Administration.    The authority to control and manage the operation and administration of the Plan shall be vested in the Committee in accordance with this ARTICLE 5. The Committee shall be selected by the Board, provided that the Committee shall consist of two (2) or more members of the Board, each of whom are both a "non-employee director" (within the meaning of Rule 16b-3 promulgated under the Exchange Act) and an "outside director" (within the meaning of Code Section 162(m)). Subject to applicable stock exchange rules, if the Committee does not exist, or for any other reason determined by the Board, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee.

        Section 5.2    Powers of Committee.    The Committee's administration of the Plan shall be subject to the following:

          (a)   Subject to the provisions of the Plan, the Committee will have the authority and discretion to select from among the Company's and any Subsidiary's employees, Directors and service providers those persons who shall receive awards, to determine the time or times of receipt, to determine the types of awards and the number of shares covered by the awards, to establish the terms, conditions, performance criteria, restrictions, and other provisions of such awards, (subject to the restrictions imposed by ARTICLE 6) to cancel or suspend awards and to reduce or eliminate any restrictions or vesting requirements applicable to an award at any time after the grant of the award.

          (b)   Notwithstanding anything in the Plan to the contrary, in the event that the Committee determines that it is advisable to grant awards which shall not qualify for the exception for performance-based compensation from the tax deductibility limitations of Section 162(m) of the Code, the Committee may make such grants or awards, or may amend the Plan to provide for such grants or awards, without satisfying the requirements of Section 162(m) of the Code.

          (c)   The Committee will have the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

          (d)   The Committee will have the authority to define terms not otherwise defined herein.

          (e)   Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons.

          (f)    In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the articles and bylaws of the Company and applicable state corporate law.

        Section 5.3    Delegation by Committee.    Except to the extent prohibited by applicable law, the applicable rules of a stock exchange or the Plan, or as necessary to comply with the exemptive provisions of Rule 16b-3 promulgated under the Exchange Act, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it, including: (a) delegating to a committee of one or more members of the Board who are not "outside directors" within the meaning of Code Section 162(m), the authority to grant awards under the Plan to eligible persons who are either: (i) not then "covered employees," within the meaning of Code Section 162(m) and are not expected to be "covered employees" at the time of recognition of income resulting from such award; or (ii) not persons with respect to whom the Company wishes to comply with Code Section 162(m); and/or (b) delegating to a committee of one or more members of the Board who are not "non-employee directors," within the meaning of Rule 16b-3, the authority to grant awards under the Plan to eligible persons who are not then subject to Section 16 of the Exchange Act. The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report regularly to the Committee regarding the delegated duties and responsibilities and any awards so granted. Any such allocation or delegation may be revoked by the Committee at any time.

        Section 5.4    Information to be Furnished to Committee.    As may be permitted by applicable law, the Company and any Subsidiary shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties. The records of the Company and any Subsidiary as to an employee's or Participant's employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined by the Committee to be manifestly incorrect. Subject to applicable law, Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

        Section 5.5    Expenses and Liabilities.    All expenses and liabilities incurred by the Committee in the administration and interpretation of the Plan or any Award Agreement shall be borne by the Company. The Committee may employ attorneys, consultants, accountants or other persons in connection with the administration and interpretation of the Plan. The Company, and its officers and Directors, shall be entitled to rely upon the advice, opinions or valuations of any such persons.

ARTICLE 6
AMENDMENT AND TERMINATION

        Section 6.1    General.    The Board may, as permitted by law, at any time, amend or terminate the Plan, and may amend any Award Agreement, provided that no amendment or termination (except as provided in Section 2.5, Section 3.4 and Section 6.2) may, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), impair the rights of any Participant or beneficiary under any award granted which was granted under the Plan prior to the date such amendment is adopted by the Board; provided, however, that, no amendment may (a) materially increase the benefits accruing to Participants under the Plan, (b) materially increase the aggregate number of securities which may be issued under the Plan, other than pursuant to Section 3.4, or (c) materially modify the requirements for participation in the Plan, unless the amendment under (a), (b) or (c) above is approved by the Company's stockholders.

        Section 6.2    Amendment to Conform to Law.    Notwithstanding any provision in this Plan or any Award Agreement to the contrary, the Committee may amend the Plan or an Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of conforming the Plan or the Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A). By accepting an award under this Plan, each Participant agrees and consents to any amendment made pursuant to this Section 6.2 or Section 2.5 to any award granted under this Plan without further consideration or action.

ARTICLE 7
GENERAL TERMS

        Section 7.1    No Implied Rights.

          (a)    No Rights to Specific Assets.    Neither a Participant nor any other person shall by reason of participation in the Plan acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the Stock or amounts, if any, payable or distributable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

          (b)    No Contractual Right to Employment or Future Awards.    The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating employee the right to be retained in the employ of the Company or any Subsidiary or any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. No individual shall have the right to be selected to receive an award under this Plan, or, having been so selected, to receive a future award under this Plan.

          (c)    No Rights as a Stockholder.    Except as otherwise provided in the Plan, no award under the Plan shall confer upon the holder thereof any rights as a stockholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

        Section 7.2    Transferability.    Except as otherwise provided by the Committee, awards under the Plan are not transferable except as designated by the Participant by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order, as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended. The Committee shall have the discretion to permit the transfer of awards under the plan; provided, however, that such transfers shall be limited to immediate family members of participants, trusts and partnerships established for the primary benefit of such family members or to charitable organizations, and; provided, further, that such transfers are not made for consideration to the Participant.

        Section 7.3    Designation of Beneficiaries.    A Participant hereunder may file with the Company a written designation of a beneficiary or beneficiaries under this Plan and may from time to time revoke or amend any such designation ("Beneficiary Designation"). Any designation of beneficiary under this Plan shall be controlling over any other disposition, testamentary or otherwise; provided, however, that if the Committee is in doubt as to the entitlement of any such beneficiary to any award, the Committee may determine to recognize only the legal representative of the Participant in which case the Company, the Committee and the members thereof shall not be under any further liability to anyone.

        Section 7.4    Non-Exclusivity.    Neither the adoption of this Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or the Committee to adopt such other incentive arrangements as either may deem desirable, including, without limitation, the granting of restricted stock, stock options or other equity awards otherwise than under the Plan or an arrangement that is or is not intended to qualify under Code Section 162(m), and such arrangements may be either generally applicable or applicable only in specific cases.

        Section 7.5    Award Agreement.    Each award granted under the Plan shall be evidenced by an Award Agreement. A copy of the Award Agreement, in any medium chosen by the Committee, shall be provided (or made available electronically) to the Participant, and the Committee may but need not require that the Participant sign a copy of the Award Agreement.

        Section 7.6    Form and Time of Elections.    Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification, or revocation thereof, shall be filed with the Company at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.

        Section 7.7    Evidence.    Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information which the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.

        Section 7.8    Tax Withholding.    All distributions under the Plan are subject to withholding of all applicable taxes and the Committee may condition the delivery of any shares or other benefits under the Plan on satisfaction of the applicable withholding obligations. Except as otherwise provided by the Committee, such withholding obligations may be satisfied: (a) through cash payment by the Participant; (b) through the surrender of shares of Stock which the Participant already owns; or (c) through the surrender of shares of Stock to which the Participant is otherwise entitled under the Plan; provided, however, that except as otherwise specifically provided by the Committee, such shares under clause (c) may not be used to satisfy more than the Company's minimum statutory withholding obligation.

        Section 7.9    Action by Company or Subsidiary.    Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution of its board of directors, or by action of one or more members of the board (including a committee of the board) who are duly authorized to act for the board, or (except to the extent prohibited by applicable law or applicable rules of any stock exchange) by a duly authorized officer of the Company or such Subsidiary.

        Section 7.10    Successors.    All obligations of the Company under this Plan shall be binding upon and inure to the benefit of any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business, stock, and/or assets of the Company.

        Section 7.11    Indemnification.    To the fullest extent permitted by law, each person who is or shall have been a member of the Committee, or of the Board, or an officer of the Company to whom authority was delegated in accordance with Section 5.3, or an employee of the Company shall be indemnified and held harmless by the Company against and from any loss (including amounts paid in settlement), cost, liability or expense (including reasonable attorneys' fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's charter or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

        Section 7.12    No Fractional Shares.    Unless otherwise permitted by the Committee, no fractional shares of Stock shall be issued or delivered pursuant to the Plan or any award. The Committee shall determine whether cash, Stock or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

        Section 7.13    Governing Law.    The Plan, all awards granted hereunder, and all actions taken in connection herewith shall be governed by and construed in accordance with the laws of the State of Illinois without reference to principles of conflict of laws, except as superseded by applicable federal law.

        Section 7.14    Benefits Under Other Plans.    Except as otherwise provided by the Committee, awards to a Participant (including the grant and the receipt of benefits) under the Plan shall be disregarded for purposes of determining the Participant's benefits under, or contributions to, any Qualified Retirement Plan, non-qualified plan and any other benefit plans maintained by the Participant's employer. The term "Qualified Retirement Plan" means any plan of the Company or a Subsidiary that is intended to be qualified under Code Section 401(a).

        Section 7.15    Validity.    If any provision of this Plan is determined to be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal or invalid provision had never been included herein.

        Section 7.16    Notice.    Unless otherwise provided in an Award Agreement, all written notices and all other written communications to the Company provided for in the Plan, or any Award Agreement, shall be delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid (provided that international mail shall be sent via overnight or two-day delivery), or sent by facsimile or prepaid overnight courier to the Company at the address set forth below:

    First Busey Corporation
    100 West University
    Champaign, IL 61820
    Fax: 217-365-4879

  Such notices, demands, claims and other communications shall be deemed given:

          (a)   in the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery;

          (b)   in the case of certified or registered U.S. mail, five (5) days after deposit in the U.S. mail; or

          (c)   in the case of facsimile, the date upon which the transmitting party received confirmation of receipt by facsimile, telephone or otherwise;

provided, however, that in no event shall any such communications be deemed to be given later than the date they are actually received, provided they are actually received. In the event a communication is not received, it shall only be deemed received upon the showing of an original of the applicable receipt, registration or confirmation from the applicable delivery service provider. Communications that are to be delivered by the U.S. mail or by overnight service to the Company shall be directed to the attention of the Company's senior human resource officer and Corporate Secretary.

ARTICLE 8
DEFINED TERMS; CONSTRUCTION

        Section 8.1    In addition to the other definitions contained herein, unless otherwise specifically provided in an Award Agreement, the following definitions shall apply:

          (a)   "10% Stockholder" means an individual who, at the time of grant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company.

          (b)   "Award Agreement" means the document (in whatever medium prescribed by the Committee) which evidences the terms and conditions of an award under the Plan. Such document is referred to as an agreement regardless of whether Participant signature is required.

          (c)   "Board" means the Board of Directors of the Company.

          (d)   If the Participant is subject to an employment agreement (or other similar agreement) with the Company or a Subsidiary that provides a definition of termination for "cause," then, for purposes of this Plan, the term "Cause" shall have meaning set forth in such agreement. In the absence of such a definition, "Cause" means (1) any act of (A) fraud or intentional misrepresentation, or (B) embezzlement, misappropriation or conversion of assets or opportunities of the Company or Subsidiary, or (2) willful violation of any law, rule or regulation in connection with the performance of a Participant's duties (other than traffic violations or similar offenses), or (3) with respect to any employee of the Company or Subsidiary, commission of any act of moral turpitude or conviction of a felony, or (4) the willful or negligent failure of the Participant to perform his duties in any material respect.

          (e)   "Change in Control" has the meaning ascribed to it in Section 4.2.

          (f)    "Code" means the Internal Revenue Code of 1986, as amended, and any rules, regulations and guidance promulgated thereunder, as modified from time to time.

          (g)   "Code Section 409A" means the provisions of Section 409A of the Code and any rules, regulations and guidance promulgated thereunder.

          (h)   "Committee" means the Committee acting under ARTICLE 5.

          (i)    "Director" means a member of the board of directors of the Company or a Subsidiary.

          (j)    "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

          (k)   "Exercise Price" means the price established with respect to an option or SAR pursuant to Section 2.2.

          (l)    "Fair Market Value" shall, on any date, mean the officially-quoted closing selling price of the shares on such date on the principal national securities exchange on which such shares are listed or admitted to trading (including the New York Stock Exchange, Nasdaq Stock Market, Inc. or such other market or exchange in which such prices are regularly quoted) or, if there have been no sales with respect to shares on such date, or if the shares are not so listed or admitted to trading, the Fair Market Value shall be the value established by the Board in good faith and in accordance with Code Sections 422 and 409A.

          (m)  "ISO" has the meaning ascribed to it in Section 2.1(a).

          (n)   "Participant" means any individual who has received, and currently holds, an outstanding award under the Plan.

          (o)   "Prior Plans" means collectively the Main Street Trust, Inc. 2000 Equity Incentive Plan and the First Busey Corporation 2004 Stock Option Plan.

          (p)   "Securities Act" means the Securities Act of 1933, as amended from time to time.

          (q)   "SAR" has the meaning ascribed to it in Section 2.1(b).

          (r)   "Stock" means the common stock of the Company, $.001 par value per share.

          (s)   "Subsidiary" means any corporation, affiliate or other entity which would be a subsidiary corporation with respect to the Company as defined in Code Section 424(f) and, other than with respect to an ISO, shall also mean any partnership or joint venture in which the Company and/or other Subsidiary owns more than fifty percent (50%) of the capital or profits interests.

          (t)    "Termination of Service" means the first day occurring on or after a grant date on which the Participant ceases to be an employee of, or service provider to (which, for purposes of this definition, includes Directors), the Company or any Subsidiary, regardless of the reason for such cessation, subject to the following:

              (i)  The Participant's cessation as an employee or service provider shall not be deemed to occur by reason of the transfer of the Participant between the Company and a Subsidiary or between two Subsidiaries.

             (ii)  The Participant's cessation as an employee or service provider shall not be deemed to occur by reason of the Participant's being on a leave of absence from the Company or a Subsidiary approved by the Company or Subsidiary otherwise receiving the Participant's services.

            (iii)  If, as a result of a sale or other transaction, the Subsidiary for whom Participant is employed (or to whom the Participant is providing services) ceases to be a Subsidiary, and the Participant is not, following the transaction, an Employee of or service provider to the Company or an entity that is then a Subsidiary, then the occurrence of such transaction shall be treated as the Participant's Termination of Service caused by the Participant being discharged by the entity for whom the Participant is employed or to whom the Participant is providing services.

            (iv)  A service provider whose services to the Company or a Subsidiary are governed by a written agreement with the service provider will cease to be a service provider at the time the term of such written agreement ends (without renewal); and a service provider whose services to the Company or a Subsidiary are not governed by a written agreement with the service provider will cease to be a service provider on the date that is ninety (90) days after the date the service provider last provides services requested by the Company or any Subsidiary (as determined by the Committee).

             (v)  Unless otherwise provided by the Committee, an employee who ceases to be an employee, but becomes or remains a Director, or a Director who ceases to be a Director, but becomes or remains an employee, shall not be deemed to have incurred a Termination of Service.

            (vi)  Notwithstanding the forgoing, in the event that any award under the Plan constitutes Deferred Compensation, the term Termination of Service shall be interpreted by the Committee in a manner not to be inconsistent with the definition of "Separation from Service" as defined under Code Section 409A.

          (u)   "Voting Securities" means any securities which ordinarily possess the power to vote in the election of Directors without the happening of any pre-condition or contingency.

        Section 8.2    In this Plan, unless otherwise stated or the context otherwise requires, the following uses apply:

          (a)   actions permitted under this Plan may be taken at any time and from time to time in the actor's reasonable discretion;

          (b)   references to a statute shall refer to the statute and any successor statute, and to all regulations promulgated under or implementing the statute or its successor, as in effect at the relevant time;

          (c)   in computing periods from a specified date to a later specified date, the words "from" and "commencing on" (and the like) mean "from and including," and the words "to," "until" and "ending on" (and the like) mean "to, but excluding";

          (d)   references to a governmental or quasi-governmental agency, authority or instrumentality shall also refer to a regulatory body that succeeds to the functions of the agency, authority or instrumentality;

          (e)   indications of time of day shall be based upon the time applicable to the location of the principal headquarters of the Company;

          (f)    "including" means "including, but not limited to";

          (g)   all references to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Plan unless otherwise specified;

          (h)   all words used in this Plan will be construed to be of such gender or number as the circumstances and context require;

          (i)    the captions and headings of articles, sections, schedules and exhibits appearing in or attached to this Plan have been inserted solely for convenience of reference and shall not be considered a part of this Plan nor shall any of them affect the meaning or interpretation of this Plan or any of its provisions;

          (j)    any reference to a document or set of documents in this Plan, and the rights and obligations of the parties under any such documents, shall mean such document or documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof; and

          (k)   all accounting terms not specifically defined herein shall be construed in accordance with Generally Accepted Accounting Principles (GAAP).

1 1 12345678 12345678 12345678 12345678 12345678 12345678 12345678 12345678 NAME THE COMPANY NAME INC. - COMMON 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS A 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS B 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS C 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS D 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS E 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS F 123,456,789,012.12345 THE COMPANY NAME INC. - 401 K 123,456,789,012.12345 . x 02 0000000000 JOB # 1 OF 2 1 OF 2 PAGE SHARES CUSIP # SEQUENCE # THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature (Joint Owners) Signature [PLEASE SIGN WITHIN BOX] Date Date CONTROL # SHARES To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0000240753_1 R1.0.0.51160 For Withhold For All All All Except The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01 Joseph M. Ambrose 02 David J. Downey 03 Van A. Dukeman 04 Stephen V. King 05 E. Phillips Knox 06 V.B. Leister, Jr. 07 Gregory B. Lykins 08 August C. Meyer, Jr. 09 George T. Shapland 10 Thomas G. Sloan 11 Jon D. Stewart 12 Phyllis M. Wise FIRST BUSEY CORPORATION 100 WEST UNIVERSITY AVENUE CHAMPAIGN, IL 61820 ATTN: MARY LAKEY Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR proposals 2, 3 and 4. For Against Abstain 2 Approval of a resolution to authorize the Board of Directors to implement a reverse stock split of our common stock at a ratio of 1-3 at any time prior to December 31, 2015. 3 Approval in a nonbinding, advisory vote, of the compensation of our named executive officers, as described in the accompanying proxy statement, which is referred to as a "say-on-pay" proposal 4 Approval of the material plan terms of the First Busey Corporation 2010 Equity Incentive Plan, for purposes of complying with the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. Yes No Please indicate if you plan to attend this meeting

0000240753_2 R1.0.0.51160 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Combined Document is/are available at www.proxyvote.com . FIRST BUSEY CORPORATION Annual Meeting of Stockholders May 20, 2015 7:30 a.m. CST This proxy is solicited by the Board of Directors I, the undersigned stockholder of First Busey Corporation (the "Company"), having received notice of the Annual Meeting of Stockholders, do hereby nominate, constitute and appoint, each of Tom Berns and Tom Brown, my true and lawful attorney and proxy, each with full power of substitution, for me and in my name, place and stead to vote all of the shares of common stock, $.001 par value ("Common Stock"), of the Company standing in my name on its books on March 26, 2015, at the Annual Meeting of Stockholders of the Company, to be held at the Champaign Country Club, 1211 South Prospect Avenue, Champaign, Illinois at 7:30 a.m., central time, and at any postponement or adjournment thereof, with all powers the undersigned would possess if personally present, as follows: This proxy will be voted as directed, or if no instructions are given, it will be voted "FOR" the nominees listed under Proposal 1, and "FOR" Proposals 2, 3 and 4. Continued and to be signed on reverse side